UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — September 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 10, 2020

Dear Fellow Shareholder:

In the final months of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, displaying confidence in the early stages of recovery and indicating optimism that successful vaccines will be approved by early next year. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. Committed to racial equity, Putnam is also working toward its goals of improving diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† Source: Lipper, a Refinitiv company.

‡ The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 16.

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How did stocks perform during the reporting period?

Major stock indices finished the first three months of the reporting period at or near record highs. Easing U.S.–China trade tensions, declining interest rates, record low unemployment, and stimulus measures by central banks helped boost investors’ appetite for stocks.

After a relatively calm start to 2020, investor sentiment sharply reversed course. As COVID-19 spread from a threat to a pandemic, global economic shutdowns fueled historic levels of volatility. From late February to early March, the S&P 500 Index, a broad measure of stocks, lost over 30% of its value. A collapse in oil prices further eroded investor confidence.

Worldwide fiscal and monetary aid from governments and central banks, respectively, helped reduce the severity of a global recession. In mid-March, the U.S. Federal Reserve [the Fed] cut interest rates to near zero and unleashed a torrent of bond-buying programs. In addition, Congress approved a $2 trillion emergency relief package. The promise of more government support and positive news on a potential COVID-19 vaccine contributed to stock market rallies from April through August.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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By September, volatility returned. A rise in new COVID-19 cases in Europe and the United States concerned investors. Uncertainty surrounding the U.S. presidential election and delays in finalizing the next stimulus package also contributed to periodic sell-offs. The S&P 500 Index posted a return of 15.15% for the 12-month reporting period. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], returned 0.49% for the reporting period.

How did bond markets perform during the reporting period?

Declining interest rates, low inflation, and slowed global growth contributed to an increase in bond prices during the first quarter of the reporting period. In late February 2020, developed-market government-bond yields declined. As the pandemic shook investor confidence, credit spreads widened. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.]

From March 2020 through period-end, the Fed purchased billions in corporate bonds and corporate-bond exchange-traded funds [pooled investment vehicles with similarities to mutual funds]. Over the same period, liquidity improved and spreads tightened. Corporate credit markets also advanced, mirroring the strength seen across equity markets. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, rose 6.98% for the 12-month reporting period. The JPMorgan Developed High Yield Index, a measure of high-yield bonds, increased 1.80% during the period. The yield on the 10-year U.S. Treasury note declined to 0.69% as of September 30, 2020, compared with 1.65% at the start of the period.

How did the fund perform for the 12-month reporting period?

The fund’s class A shares returned 6.70% and nearly matched its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.98% for the reporting period. The fund underperformed its secondary benchmark, the Putnam Conservative Blended Benchmark, which returned 8.96% for the reporting period. This custom benchmark comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

What strategies impacted fund performance relative to the secondary benchmark?

Our asset allocation decisions were positive contributors to relative performance. Allocations were kept mostly in line with the fund’s secondary benchmark during the fourth quarter of calendar 2019. At the start of calendar 2020, the fund shifted to an underweight position in stocks. This proved beneficial as COVID-19 fears sent equity markets into a tailspin.

In terms of the fund’s fixed-income allocations, the fund held a relative underweight position to credit risk and a slightly overweight position to interest-rate risk in the first quarter of calendar 2020. These allocation decisions contributed to results, especially during the height of market volatility. By April 2020, the fund had moved closer to neutral allocations, which limited losses and helped sustain year-to-date gains. During the third quarter of calendar 2020, the fund’s positions were aligned closely with the secondary benchmark. Our slight underweight position to equities resulted in a small amount of underperformance, which was offset by our slight overweight position to credit risk.

Our active implementation decisions detracted from relative performance. Security selection

Dynamic Asset Allocation Conservative Fund 7

among U.S. large-cap stocks, particularly our quantitative selection strategies, dampened fund results. We also saw slight weakness from the fund’s opportunistic fixed-income positions, specifically a strategy focused on structured mortgage credit.

How did the fund use derivatives during the reporting period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash.

As the fund begins a new fiscal year, what is your outlook?

After recovering from their February and March declines, equity and bond markets have proved resilient even as the COVID-19 pandemic took a toll on economic growth. For equity markets, we believe that a second wave of COVID-19 cases may not cause a meaningful pullback because investors will be prepared. Typically, bad news must be unexpected in order to have a severe negative impact on financial markets. Going forward, high valuations and political uncertainty could lead to bouts of stock market volatility, in our view. The fund maintains a neutral position in equities as of period-end.

Credit market liquidity is likely to continue to improve, in our view. Spreads have tightened, and yields have fallen. The Fed continues to stand as a backstop to spread widening with the purchase of investment-grade corporate bonds. U.S. Treasuries continue to be in high demand relative to other developed-market government bonds. We expect short-term rates to remain near record lows this year.

Against this backdrop, we continue to have conviction in our investment strategies over the long term. As for asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as we believe conditions warrant. We will also continue to monitor equity and fixed-income markets, and add securities when we see what we believe to be more attractive valuation levels.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective August 2020, the monthly dividend rate for the fund’s class A shares declined from $0.019 to $0.014 per share. This change was the result of decreased interest income earned in the portfolio in a lower yield environment. Similar decreases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	5.79%	76.60%	5.85%	30.06%	5.40%	14.47%	4.61%	6.70%
After sales charge	5.55	66.44	5.23	22.58	4.16	7.89	2.56	0.57
Class B (2/18/94)
Before CDSC	5.55	66.32	5.22	25.19	4.60	11.84	3.80	5.87
After CDSC	5.55	66.32	5.22	23.19	4.26	8.84	2.86	0.87
Class C (9/1/94)
Before CDSC	5.47	63.98	5.07	25.18	4.59	11.84	3.80	5.92
After CDSC	5.47	63.98	5.07	25.18	4.59	11.84	3.80	4.92
Class P (8/31/16)
Net asset value	6.08	82.13	6.18	32.34	5.76	15.78	5.01	7.10
Class R (1/21/03)
Net asset value	5.60	72.43	5.60	28.43	5.13	13.65	4.36	6.51
Class R5 (7/2/12)
Net asset value	6.07	81.80	6.16	31.95	5.70	15.41	4.89	6.99
Class R6 (7/2/12)
Net asset value	6.09	82.76	6.22	32.31	5.76	15.57	4.94	7.04
Class Y (7/14/94)
Net asset value	6.06	81.07	6.12	31.56	5.64	15.29	4.86	7.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

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Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	5.34%	42.91%	3.64%	22.71%	4.18%	16.56%	5.24%	6.98%
Putnam Conservative
Blended Benchmark*	—†	86.99	6.46	39.86	6.94	22.06	6.87	8.96
Lipper Mixed-Asset Target
Allocation Conservative	5.55	63.94	5.03	28.72	5.16	12.90	4.10	4.66
Funds category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/20, there were 307, 293, 269, 191, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,632 and $16,398, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $18,213, $17,243, $18,180, $18,276 and $18,107, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/20

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12	12
Income	$0.218		$0.137	$0.139	$0.261	$0.189	$0.250	$0.255	$0.243
Capital gains
Long-term gains	0.031		0.031	0.031	0.031	0.031	0.031	0.031	0.031
Short-term gains	—		—	—	—	—	—	—	—
Total	$0.249		$0.168	$0.170	$0.292	$0.220	$0.281	$0.286	$0.274
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/19	$10.76	$11.42	$10.67	$10.61	$10.80	$11.08	$10.80	$10.81	$10.80
9/30/20	11.22	11.90	11.12	11.06	11.26	11.57	11.26	11.27	11.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/19	1.00%	1.75%	1.75%	0.60%	1.25%	0.71%	0.64%	0.75%
Annualized expense ratio
for the six-month period
ended 9/30/20*	0.98%	1.73%	1.73%	0.59%	1.23%	0.70%	0.63%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/20 to 9/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.16	$9.10	$9.09	$3.11	$6.48	$3.69	$3.32	$3.85
Ending value (after expenses)	$1,107.20	$1,103.00	$1,102.80	$1,108.90	$1,106.40	$1,108.30	$1,108.60	$1,108.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/20, use the following calculation method. To find the value of your investment on 4/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.95	$8.72	$8.72	$2.98	$6.21	$3.54	$3.18	$3.69
Ending value (after expenses)	$1,020.10	$1,016.35	$1,016.35	$1,022.05	$1,018.85	$1,021.50	$1,021.85	$1,021.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Dynamic Asset Allocation Conservative Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Asset Allocation Conservative Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2020, Putnam employees had approximately $495,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Conservative Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Conservative Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

Dynamic Asset Allocation Conservative Fund 19

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

20 Dynamic Asset Allocation Conservative Fund

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the

Dynamic Asset Allocation Conservative Fund 21

ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 319, 302 and 268 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution

22 Dynamic Asset Allocation Conservative Fund

services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Conservative Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Conservative Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Conservative Fund 25

The fund’s portfolio 9/30/20

COMMON STOCKS (44.3%)*	Shares	Value
Basic materials (1.6%)
Air Liquide SA (France)	601	$95,369
Air Products & Chemicals, Inc.	3,565	1,061,871
Akzo Nobel NV (Netherlands)	4,207	426,063
Albemarle Corp. S	8,182	730,489
Anglo American PLC (United Kingdom)	33,002	796,952
Arkema SA (France)	1,539	163,271
Ashland Global Holdings, Inc.	2,800	198,576
Axalta Coating Systems, Ltd. †	13,600	301,512
Azrieli Group, Ltd. (Israel)	237	10,559
BHP Billiton, Ltd. (Australia)	25,689	661,050
BHP Group PLC (United Kingdom)	14,903	317,714
Brenntag AG (Germany)	4,176	265,720
Celanese Corp.	2,300	247,135
CF Industries Holdings, Inc.	15,500	476,005
Compagnie De Saint-Gobain (France) †	3,322	139,477
Covestro AG (Germany)	8,818	437,829
CRH PLC (Ireland)	46,699	1,686,355
Dow, Inc.	23,239	1,093,395
DuPont de Nemours, Inc.	12,196	676,634
Eastman Chemical Co.	7,400	578,088
Eiffage SA (France) †	2,933	239,050
Fortescue Metals Group, Ltd. (Australia)	25,587	299,517
Fortune Brands Home & Security, Inc.	7,928	685,931
Freeport-McMoRan, Inc. (Indonesia)	67,082	1,049,162
ICL Group, Ltd. (Israel)	29,684	104,792
Koninklijke DSM NV (Netherlands)	2,865	472,140
LafargeHolcim, Ltd. (Switzerland)	3,015	137,434
Linde PLC	1,829	435,540
Linde PLC	1,274	301,534
Newcrest Mining, Ltd. (Australia)	2,767	62,366
NewMarket Corp.	500	171,160
Nippon Steel Corp. (Japan)	4,100	38,725
Nitto Denko Corp. (Japan)	2,900	189,064
Nucor Corp.	902	40,464
PPG Industries, Inc.	2,600	317,408
Reliance Steel & Aluminum Co.	2,700	275,508
Rio Tinto PLC (United Kingdom)	11,443	690,449
Rio Tinto, Ltd. (Australia)	182	12,322
Sherwin-Williams Co. (The)	1,972	1,373,971
Shin-Etsu Chemical Co., Ltd. (Japan)	2,400	313,253
SIG Combibloc Group AG (Switzerland)	18,449	370,344
Symrise AG (Germany)	1,143	158,125
		18,102,323
Capital goods (2.7%)
ABB, Ltd. (Switzerland)	17,936	454,588
ACS Actividades de Construccion y Servicios SA (Spain)	3,730	84,511
AGCO Corp.	1,700	126,259
Airbus SE (France) †	670	48,632

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.3%)* cont.	Shares	Value
Capital goods cont.
Allison Transmission Holdings, Inc.	9,100	$319,774
AptarGroup, Inc.	3,300	373,560
Atlas Copco AB Class A (Sweden)	6,369	303,121
Avery Dennison Corp.	5,400	690,336
BAE Systems PLC (United Kingdom)	11,756	72,717
Ball Corp.	249	20,697
Berry Global Group, Inc. †	8,700	420,384
Crown Holdings, Inc. †	4,800	368,928
Cummins, Inc.	8,100	1,710,396
Curtiss-Wright Corp.	1,500	139,890
Daikin Industries, Ltd. (Japan)	2,600	479,416
Delphi Automotive PLC	7,619	698,510
Dover Corp.	4,800	520,032
Eaton Corp. PLC	7,720	787,672
Faurecia SA (France) †	4,718	203,742
Gentex Corp.	10,100	260,075
HD Supply Holdings, Inc. †	1,136	46,849
Hitachi, Ltd. (Japan)	12,400	418,992
Honeywell International, Inc.	18,797	3,094,174
Johnson Controls International PLC	48,578	1,984,411
KION Group AG (Germany)	3,940	338,372
Koito Manufacturing Co., Ltd. (Japan)	3,500	178,431
Kone OYJ Class B (Finland)	1,366	120,088
Legrand SA (France)	3,842	306,721
Lockheed Martin Corp.	11,110	4,258,241
Northrop Grumman Corp.	14,766	4,658,526
Obayashi Corp. (Japan)	15,100	136,852
Otis Worldwide Corp.	21,073	1,315,377
Raytheon Technologies Corp.	12,623	726,327
Republic Services, Inc.	5,600	522,760
Sandvik AB (Sweden) †	29,913	583,516
Schindler Holding AG Part. Cert. (Switzerland)	48	13,106
Schneider Electric SA (France)	4,474	555,290
Silgan Holdings, Inc.	5,400	198,558
Spirax_Sarco engineering PLC (United Kingdom)	477	67,818
Stanley Electric Co., Ltd. (Japan)	4,700	134,872
Teledyne Technologies, Inc. †	1,300	403,273
Tervita Corp. (Canada) †	59	115
Toshiba Corp. (Japan)	5,800	147,634
Waste Connections, Inc.	6,880	714,144
Waste Management, Inc.	10,248	1,159,766
		30,167,453
Communication services (2.3%)
American Tower Corp. R	11,960	2,891,091
AT&T, Inc.	36,649	1,044,863
BCE, Inc. (Canada)	2,709	112,343
BT Group PLC (United Kingdom)	68,177	86,640
Charter Communications, Inc. Class A †	6,793	4,241,142
China Mobile, Ltd. (China)	56,500	363,219

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (44.3%)* cont.	Shares	Value
Communication services cont.
Comcast Corp. Class A	83,134	$3,845,779
Crown Castle International Corp. R	9,000	1,498,500
Deutsche Telekom AG (Germany)	39,329	658,848
Elisa OYJ (Finland)	2,421	142,699
Equinix, Inc. R	1,800	1,368,234
Hikari Tsushin, Inc. (Japan)	700	166,811
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	34,000	45,045
Juniper Networks, Inc.	5,424	116,616
KDDI Corp. (Japan)	19,000	480,623
Liberty Global PLC Class C (United Kingdom) †	12,748	261,780
Nippon Telegraph & Telephone Corp. (Japan)	13,600	278,243
NTT DoCoMo, Inc. (Japan)	10,400	385,679
SBA Communications Corp. R	2,706	861,807
Telstra Corp., Ltd. (Australia)	81,338	162,258
Verizon Communications, Inc.	101,062	6,012,179
Vodafone Group PLC (United Kingdom)	291,350	386,528
		25,410,927
Communications equipment (0.4%)
Cisco Systems, Inc.	119,179	4,694,461
		4,694,461
Computers (3.2%)
Akamai Technologies, Inc. †	2,800	309,512
Apple, Inc.	222,900	25,813,938
BigCommerce Holdings, Inc. † S	13,200	1,099,560
Dropbox, Inc. Class A †	9,700	186,822
Dynatrace, Inc. †	16,708	685,362
Fortinet, Inc. †	11,900	1,401,939
Fujitsu, Ltd. (Japan)	1,800	246,475
Logitech International SA (Switzerland)	3,544	274,247
Otsuka Corp. (Japan)	4,900	250,761
ServiceNow, Inc. †	6,772	3,284,420
Software AG (Germany)	7,091	349,675
Synopsys, Inc. †	6,565	1,404,779
		35,307,490
Conglomerates (0.3%)
AMETEK, Inc.	7,000	695,800
Danaher Corp.	11,181	2,407,605
General Electric Co.	17,774	110,732
Orkla ASA (Norway)	6,157	62,310
		3,276,447
Consumer cyclicals (6.7%)
ABC-Mart, Inc. (Japan)	500	26,026
Adecco Group AG (Switzerland)	4,933	260,684
adidas AG (Germany) †	1,512	489,379
Amazon.com, Inc. †	6,373	20,066,857
Aramark	20,909	553,043
Avalara, Inc. †	5,766	734,242
Berkeley Group Holdings PLC (The) (United Kingdom)	2,802	152,440
Best Buy Co., Inc.	17,600	1,958,704

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.3%)* cont.	Shares	Value
Consumer cyclicals cont.
BJ’s Wholesale Club Holdings, Inc. †	33,172	$1,378,297
Booking Holdings, Inc. †	515	881,000
Booz Allen Hamilton Holding Corp. S	9,500	788,310
Brambles, Ltd. (Australia)	33,882	255,066
Bridgestone Corp. (Japan)	1,200	37,904
Brunswick Corp.	6,800	400,588
Casey’s General Stores, Inc.	2,200	390,830
CK Hutchison Holdings, Ltd. (Hong Kong)	27,500	166,729
Clear Channel Outdoor Holdings, Inc. †	1,356	1,356
Clorox Co. (The)	362	76,082
Compagnie Generale des Etablissements Michelin SCA (France)	1,203	128,727
Compass Group PLC (United Kingdom)	35,633	534,893
CoStar Group, Inc. †	1,665	1,412,769
Daito Trust Construction Co., Ltd. (Japan)	1,500	132,992
Daiwa House Industry Co., Ltd. (Japan)	7,600	195,270
Discovery, Inc. Class A † S	11,100	241,647
Dollar General Corp.	5,966	1,250,593
Dollar Tree, Inc. †	787	71,885
Edenred (France)	9,668	433,758
Ferrari NV (Italy)	1,182	216,360
Fiat Chrysler Automobiles NV (Italy) †	19,620	240,195
Flutter Entertainment PLC (Ireland)	2,247	353,880
Ford Motor Co.	72,832	485,061
Fox Corp. Class B	529	14,796
Geberit International AG (Switzerland)	71	42,070
General Motors Co.	19,352	572,626
Hermes International (France)	721	621,490
Hilton Worldwide Holdings, Inc.	20,210	1,724,317
Home Depot, Inc. (The)	8,396	2,331,653
Hoshizaki Corp. (Japan)	1,700	135,575
iHeartMedia, Inc. Class A †	577	4,685
Industria de Diseno Textil SA (Inditex) (Spain)	19,471	541,346
Jardine Matheson Holdings, Ltd. (Hong Kong)	700	27,783
Kering SA (France)	1,244	826,495
Kimberly-Clark Corp.	541	79,884
Kingfisher PLC (United Kingdom)	85,857	328,130
Knorr-Bremse AG (Germany)	1,233	145,649
Lennar Corp. Class A	12,700	1,037,336
Liberty Media Corp.-Liberty SiriusXM Class C †	1,880	62,190
Live Nation Entertainment, Inc. †	8,254	444,726
Lowe’s Cos., Inc.	2,100	348,306
lululemon athletica, Inc. (Canada) †	2,563	844,175
LVMH Moet Hennessy Louis Vuitton SA (France)	515	240,760
Mastercard, Inc. Class A	7,163	2,422,312
Moody’s Corp.	1,400	405,790
News Corp. Class A	1,486	20,834
Nexi SpA (Italy) †	23,532	471,886
Nihon M&A Center, Inc. (Japan)	6,000	342,246
NIKE, Inc. Class B	15,963	2,003,995

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (44.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Nintendo Co., Ltd. (Japan)	2,500	$1,421,201
Pandora A/S (Denmark)	2,460	177,019
PayPal Holdings, Inc. †	15,251	3,004,905
Peugeot SA (France) †	23,202	418,340
Polaris, Inc.	5,800	547,172
Porsche Automobil Holding SE (Preference) (Germany) †	4,186	249,924
Publicis Groupe SA (France)	707	22,911
PulteGroup, Inc.	43,624	2,019,355
Ryohin Keikaku Co., Ltd. (Japan)	6,400	106,306
S&P Global, Inc.	3,551	1,280,491
Scotts Miracle-Gro Co. (The) Class A	1,200	183,492
Secom Co., Ltd. (Japan)	4,500	411,183
Sirius XM Holdings, Inc. S	45,100	241,736
Sofina SA (Belgium)	114	31,102
Sohgo Security Services Co., Ltd. (Japan)	1,700	81,006
Sony Corp. (Japan)	18,500	1,414,971
Spectrum Brands Holdings, Inc.	2,900	165,764
Subaru Corp. (Japan)	500	9,706
Target Corp.	17,550	2,762,721
Taylor Wimpey PLC (United Kingdom)	80,136	111,510
Tempur Sealy International, Inc. †	4,000	356,760
Tesla Motors, Inc. †	2,858	1,226,111
Toyota Motor Corp. (Japan)	200	13,228
TransUnion	1,400	117,782
United Rentals, Inc. †	7,053	1,230,749
Volkswagen AG (Preference) (Germany) †	2,106	338,936
Volvo AB (Sweden) †	12,654	243,040
Walmart, Inc.	25,178	3,522,655
Walt Disney Co. (The)	605	75,068
Wesfarmers, Ltd. (Australia)	21,550	687,092
Wolters Kluwer NV (Netherlands)	5,588	477,081
Worldline SA (France) †	4,369	358,248
		73,664,187
Consumer staples (3.4%)
a2 Milk Co., Ltd. (New Zealand) †	13,652	139,045
Altria Group, Inc.	41,854	1,617,239
Associated British Foods PLC (United Kingdom)	7,649	184,256
Auto Trader Group PLC (United Kingdom)	17,708	128,091
British American Tobacco PLC (United Kingdom)	7,875	283,051
Campbell Soup Co.	4,100	198,317
Carlsberg A/S Class B (Denmark)	3,429	461,715
Chipotle Mexican Grill, Inc. †	637	792,243
Coca-Cola Co. (The)	57,500	2,838,775
Coca-Cola HBC AG (Switzerland)	20,625	509,833
Coles Group, Ltd. (Australia)	12,508	152,549
Constellation Brands, Inc. Class A	2,000	379,020
Costco Wholesale Corp.	600	213,000
Diageo PLC (United Kingdom)	12,599	431,619
Domino’s Pizza, Inc.	56	23,816

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.3%)* cont.	Shares	Value
Consumer staples cont.
Essity AB Class B (Sweden) †	15,490	$523,420
Estee Lauder Cos., Inc. (The) Class A	5,469	1,193,609
Ferguson PLC (United Kingdom)	6,340	637,907
Hershey Co. (The)	6,700	960,378
Hormel Foods Corp.	447	21,854
Imperial Brands PLC (United Kingdom)	22,843	402,650
ITOCHU Corp. (Japan)	25,700	657,169
J.M. Smucker Co. (The) S	1,566	180,904
Japan Tobacco, Inc. (Japan)	700	12,783
JDE Peet’s BV (Netherlands) †	6,049	246,082
Keurig Dr Pepper, Inc.	20,985	579,186
Kobe Bussan Co., Ltd. (Japan)	1,900	104,467
Koninklijke Ahold Delhaize NV (Netherlands)	33,178	981,923
Kose Corp. (Japan)	1,300	158,951
L’Oreal SA (France)	1,807	588,002
McDonald’s Corp.	11,600	2,546,084
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	1,600	77,833
Metro, Inc. (Canada)	297	14,251
Molson Coors Beverage Co. Class B	10,642	357,146
Mondelez International, Inc. Class A	26,905	1,545,692
Nestle SA (Switzerland)	9,222	1,094,090
Netflix, Inc. †	551	275,517
PALTAC Corp. (Japan)	5,500	277,600
PepsiCo, Inc.	28,043	3,886,760
Procter & Gamble Co. (The)	51,086	7,100,443
Recruit Holdings Co., Ltd. (Japan)	3,000	119,032
Sundrug Co., Ltd. (Japan)	4,200	158,129
Swedish Match AB (Sweden)	533	43,486
Sysco Corp.	3,700	230,214
Unilever NV (Netherlands)	9,897	597,484
Unilever PLC (United Kingdom)	3,137	193,295
Walgreens Boots Alliance, Inc.	7,444	267,388
WH Group, Ltd. (Hong Kong)	420,000	341,849
Wilmar International, Ltd. (Singapore)	68,500	221,902
WM Morrison Supermarkets PLC (United Kingdom)	16,254	35,680
Woolworths Group, Ltd. (Australia)	14,115	369,019
Yum! Brands, Inc.	13,300	1,214,290
Zalando SE (Germany) †	4,994	467,447
		37,036,485
Electronics (2.1%)
Advanced Micro Devices, Inc. †	10,616	870,406
Brother Industries, Ltd. (Japan)	7,700	122,298
Garmin, Ltd.	4,800	455,328
Hoya Corp. (Japan)	6,000	676,318
Inphi Corp. †	8,600	965,350
Intel Corp.	2,207	114,278
MinebeaMitsumi, Inc. (Japan)	12,800	241,502
NVIDIA Corp.	13,059	7,067,792
NXP Semiconductors NV	3,719	464,168

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (44.3%)* cont.	Shares	Value
Electronics cont.
Qorvo, Inc. †	310	$39,993
Qualcomm, Inc.	51,939	6,112,182
Rockwell Automation, Inc.	5,200	1,147,536
Roper Technologies, Inc.	1,003	396,295
Samsung Electronics Co., Ltd. (Preference) (South Korea)	9,173	395,752
SMC Corp. (Japan)	300	166,967
Texas Instruments, Inc.	11,817	1,687,350
Thales SA (France)	5,115	383,005
Xilinx, Inc.	12,700	1,323,848
		22,630,368
Energy (0.7%)
Ampol Ltd. (Australia)	682	11,730
Baker Hughes a GE Co.	20,800	276,432
BP PLC (United Kingdom)	131,919	383,014
Cabot Oil & Gas Corp.	778	13,506
Cenovus Energy, Inc. (Canada)	35,562	138,610
Chevron Corp.	22,719	1,635,768
ConocoPhillips	20,202	663,434
Enterprise Products Partners LP	30,822	486,679
EOG Resources, Inc.	4,418	158,783
Exxon Mobil Corp.	19,405	666,173
Gamesa Corp Tecnologica SA (Spain)	660	17,789
Halliburton Co.	12,339	148,685
Koninklijke Vopak NV (Netherlands)	1,654	93,186
Marathon Oil Corp.	27,236	111,395
MWO Holdings, LLC (Units) F	42	—
Occidental Petroleum Corp.	3,212	32,152
Orsted A/S (Denmark)	3,021	416,701
Phillips 66	288	14,930
Repsol SA (Spain)	1,225	8,182
Royal Dutch Shell PLC Class B (United Kingdom)	49,185	594,991
Schlumberger, Ltd.	47,600	740,656
TOTAL SA (France)	19,237	660,465
Valero Energy Corp.	13,038	564,806
		7,838,067
Financials (5.4%)
3i Group PLC (United Kingdom)	22,211	285,113
Admiral Group PLC (United Kingdom)	625	21,080
Aflac, Inc.	29,600	1,075,960
AGNC Investment Corp. R	47,900	666,289
AIA Group, Ltd. (Hong Kong)	123,600	1,217,606
Allianz SE (Germany)	3,651	700,330
Allstate Corp. (The)	18,031	1,697,438
Ally Financial, Inc.	19,800	496,386
American Financial Group, Inc.	2,000	133,960
American International Group, Inc.	18,848	518,885
Ameriprise Financial, Inc. S	7,000	1,078,770
Amundi SA (France) †	1,250	88,124
Apartment Investment and Management Co. Class A R	5,100	171,972

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.3%)* cont.	Shares	Value
Financials cont.
Apollo Global Management, Inc.	14,958	$669,371
Aroundtown SA (Luxembourg) †	3,528	17,733
Assured Guaranty, Ltd.	26,831	576,330
AvalonBay Communities, Inc. R	2,900	433,086
Aviva PLC (United Kingdom)	112,627	414,150
AXA SA (France)	53,486	987,369
Banco Bilbao Vizcaya Argenta (Spain)	108,705	300,436
Bank Leumi Le-Israel BM (Israel)	51,903	228,344
Bank of America Corp.	90,757	2,186,336
Bank of Montreal (Canada)	1,067	62,375
Banque Cantonale Vaudoise (Switzerland)	562	56,972
Berkshire Hathaway, Inc. Class B †	137	29,173
BNP Paribas SA (France) †	10,428	377,765
BOC Hong Kong Holdings, Ltd. (Hong Kong)	57,500	152,533
Boston Properties, Inc. R	9,754	783,246
Broadridge Financial Solutions, Inc.	1,364	180,048
Canadian Imperial Bank of Commerce (Canada)	880	65,778
Capital One Financial Corp.	7,374	529,896
CBRE Group, Inc. Class A †	9,400	441,518
Charles Schwab Corp. (The)	16,567	600,222
CI Financial Corp. (Canada)	22,599	286,656
Citigroup, Inc.	106,028	4,570,867
CK Asset Holdings, Ltd. (Hong Kong)	62,500	304,943
CME Group, Inc.	900	150,579
Cousins Properties, Inc. R	8,000	228,720
Credit Agricole SA (France) †	32,073	280,342
DBS Group Holdings, Ltd. (Singapore)	21,400	314,758
Deutsche Boerse AG (Germany)	4,875	856,143
Direct Line Insurance Group PLC (United Kingdom)	45,304	157,700
Discover Financial Services	12,400	716,472
DNB ASA (Norway) †	34,379	474,832
Duke Realty Corp. R	12,200	450,180
Equitable Holdings, Inc.	28,200	514,368
Equity Commonwealth R	6,000	159,780
Equity Lifestyle Properties, Inc. R	3,600	220,680
Equity Residential R	6,500	333,645
Erie Indemnity Co. Class A	105	22,079
Fidelity National Financial, Inc.	8,900	278,659
Finecobank Banca Fineco SpA (Italy) †	8,604	118,389
Gaming and Leisure Properties, Inc. R	29,366	1,084,486
Gjensidige Forsikring ASA (Norway)	8,329	169,081
Goldman Sachs Group, Inc. (The)	8,990	1,806,720
Goodman Group (Australia) R	27,106	348,856
Hargreaves Lansdown PLC (United Kingdom)	4,368	87,559
Henderson Land Development Co., Ltd. (Hong Kong)	44,900	165,642
Hongkong Land Holdings, Ltd. (Hong Kong)	7,700	28,677
ING Groep NV (Netherlands) †	20,132	142,552
Intercontinental Exchange, Inc.	137	13,707
Invitation Homes, Inc. R	17,300	484,227

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (44.3%)* cont.	Shares	Value
Financials cont.
Israel Discount Bank, Ltd. Class A (Israel)	57,197	$154,169
Japan Exchange Group, Inc. (Japan)	12,600	352,605
Japan Post Bank Co., Ltd. (Japan)	7,300	57,016
Japan Post Holdings Co., Ltd. (Japan)	10,500	71,620
Jones Lang LaSalle, Inc.	1,100	105,226
JPMorgan Chase & Co.	75,295	7,248,649
KBC Group NV (Belgium)	3,577	179,111
KeyCorp	25,238	301,089
Legal & General Group PLC (United Kingdom)	78,630	190,561
Lincoln National Corp.	12,100	379,093
Loews Corp.	373	12,962
London Stock Exchange Group PLC (United Kingdom)	5,830	666,956
LPL Financial Holdings, Inc.	2,600	199,342
Magellan Financial Group, Ltd. (Australia)	3,703	150,924
MetLife, Inc.	53,500	1,988,595
MGIC Investment Corp.	19,100	169,226
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	16,700	77,239
Mizuho Financial Group, Inc. (Japan)	4,680	58,460
Morgan Stanley	31,100	1,503,685
National Bank of Canada (Canada)	1,883	93,531
Network International Holdings PLC (United Arab Emirates) †	78,083	275,838
Nippon Prologis REIT, Inc. (Japan) R	97	327,528
NN Group NV (Netherlands)	447	16,790
Nomura Real Estate Holdings, Inc. (Japan)	7,500	142,652
ORIX Corp. (Japan)	25,200	313,725
Partners Group Holding AG (Switzerland)	504	463,767
Persimmon PLC (United Kingdom)	3,999	127,014
PNC Financial Services Group, Inc. (The)	8,360	918,848
Popular, Inc. (Puerto Rico)	3,800	137,826
Principal Financial Group, Inc.	11,200	451,024
Prudential PLC (United Kingdom)	32,713	467,035
Radian Group, Inc.	40,248	588,023
Reinsurance Group of America, Inc.	2,000	190,380
SEI Investments Co.	4,400	223,168
Sekisui House, Ltd. (Japan)	5,600	99,040
Seven Bank, Ltd. (Japan)	37,100	89,954
Singapore Exchange, Ltd. (Singapore)	44,500	299,456
Skandinaviska Enskilda Banken AB (Sweden) †	44,490	393,821
SLM Corp.	34,600	279,914
Standard Chartered PLC (United Kingdom)	60,644	278,027
State Street Corp.	9,100	539,903
Sumitomo Mitsui Financial Group, Inc. (Japan)	32,793	912,503
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,900	210,215
Sun Hung Kai Properties, Ltd. (Hong Kong)	15,500	198,709
Swiss Life Holding AG (Switzerland)	261	98,612
Swiss Prime Site AG (Switzerland)	520	47,196
Synchrony Financial	43,400	1,135,778
Toronto-Dominion Bank (Canada)	1,753	81,163
Tradeweb Markets, Inc. Class A	1,200	69,600

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.3%)* cont.	Shares	Value
Financials cont.
UBS Group AG (Switzerland)	31,978	$356,992
Unum Group	18,200	306,306
Virtu Financial, Inc. Class A	13,200	303,732
Visa, Inc. Class A	12,658	2,531,220
Vonovia SE (Germany)	2,888	198,459
Zurich Insurance Group AG (Switzerland)	444	154,372
		59,204,542
Health care (5.7%)
10x Genomics, Inc. Class A †	2,300	286,764
Abbott Laboratories	21,500	2,339,845
AbbVie, Inc.	24,616	2,156,115
ABIOMED, Inc. †	2,900	803,474
Advanz Pharma Corp., Ltd. (Canada) †	214	1,077
Alkermes PLC †	11,900	197,183
Amgen, Inc.	8,500	2,160,360
Astellas Pharma, Inc. (Japan)	28,500	424,266
AstraZeneca PLC (United Kingdom)	2,394	260,565
AstraZeneca PLC ADR (United Kingdom)	19,128	1,048,214
Baxter International, Inc.	9,967	801,546
Becton Dickinson and Co.	186	43,278
Biogen, Inc. †	4,500	1,276,560
BioMerieux (France)	470	73,574
Bristol-Myers Squibb Co.	20,573	1,240,346
Cardinal Health, Inc.	16,800	788,760
Chugai Pharmaceutical Co., Ltd. (Japan)	3,600	161,547
Cigna Corp.	12,980	2,198,942
Coloplast A/S Class B (Denmark)	156	24,671
DexCom, Inc. †	2,744	1,131,159
DiaSorin SpA (Italy)	1,557	313,831
Edwards Lifesciences Corp. †	25,400	2,027,428
Eli Lilly and Co.	31,860	4,715,917
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	4,318	95,047
Fresenius Medical Care AG & Co., KGaA (Germany)	387	32,677
Galapagos NV (Belgium) †	869	123,429
GlaxoSmithKline PLC (United Kingdom)	15,044	281,802
Grifols SA (Spain)	359	10,346
Hikma Pharmaceuticals PLC (United Kingdom)	5,860	196,273
Hologic, Inc. †	17,500	1,163,225
Humana, Inc.	5,300	2,193,617
IDEXX Laboratories, Inc. †	4,113	1,616,861
Jazz Pharmaceuticals PLC †	4,600	655,914
Johnson & Johnson	35,292	5,254,273
Kobayashi Pharmaceutical Co., Ltd. (Japan)	900	87,117
Lonza Group AG (Switzerland)	2,621	1,617,891
M3, Inc. (Japan)	2,800	173,857
McKesson Corp.	91	13,553
Medtronic PLC	31,912	3,316,295
Merck & Co., Inc.	47,633	3,951,157
Merck KGaA (Germany)	1,314	191,874

Dynamic Asset Allocation Conservative Fund 35

COMMON STOCKS (44.3%)* cont.	Shares	Value
Health care cont.
Neurocrine Biosciences, Inc. †	1,200	$115,392
Novartis AG (Switzerland)	20,124	1,748,801
Novo Nordisk A/S Class B (Denmark)	12,968	900,780
Ono Pharmaceutical Co., Ltd. (Japan)	4,300	134,995
PeptiDream, Inc. (Japan) †	1,700	79,877
Pfizer, Inc.	46,462	1,705,155
Quest Diagnostics, Inc.	796	91,134
Regeneron Pharmaceuticals, Inc. †	4,652	2,604,096
Roche Holding AG (Switzerland)	4,098	1,402,038
Sanofi (France)	484	48,530
Sarepta Therapeutics, Inc. †	2,400	337,032
Sartorius Stedim Biotech (France)	768	264,510
Seattle Genetics, Inc. †	4,722	924,048
Shionogi & Co., Ltd. (Japan)	6,600	353,107
Smith & Nephew PLC (United Kingdom)	6,118	119,218
Sonic Healthcare, Ltd. (Australia)	2,026	48,199
Suzuken Co., Ltd. (Japan)	3,800	144,836
Thermo Fisher Scientific, Inc.	1,700	750,584
UnitedHealth Group, Inc.	6,808	2,122,530
Vertex Pharmaceuticals, Inc. †	7,915	2,153,830
Zimmer Biomet Holdings, Inc.	6,600	898,524
Zoetis, Inc.	1,287	212,831
		62,610,677
Semiconductor (0.2%)
ASML Holding NV (Netherlands)	730	269,176
Lasertec Corp. (Japan)	2,200	181,948
Maxim Integrated Products, Inc.	678	45,840
Renesas Electronics Corp. (Japan) †	43,900	321,536
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	28,000	420,520
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	6,606	535,548
Tokyo Electron, Ltd. (Japan)	1,200	314,075
		2,088,643
Software (4.1%)
Activision Blizzard, Inc.	41,125	3,329,069
Adobe, Inc. †	15,328	7,517,311
Amdocs, Ltd.	7,500	430,575
Cadence Design Systems, Inc. †	12,824	1,367,423
Electronic Arts, Inc. †	1,404	183,096
Everbridge, Inc. † S	3,811	479,157
F5 Networks, Inc. †	443	54,387
Intuit, Inc.	12,764	4,163,744
Microsoft Corp.	96,528	20,302,735
Nexon Co., Ltd. (Japan)	11,000	273,183
NortonLifeLock, Inc.	8,562	178,432
Okta, Inc. †	7,400	1,582,490
Oracle Corp.	13,831	825,711
Oracle Corp. (Japan)	600	65,051
SAP AG (Germany)	173	26,940
Sea, Ltd. ADR (Thailand) †	1,421	218,891

36 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.3%)* cont.	Shares	Value
Software cont.
Snowflake, Inc. Class A † S	1,155	$289,905
Take-Two Interactive Software, Inc. †	6,900	1,140,018
Ubisoft Entertainment SA (France) †	3,820	345,210
Veeva Systems, Inc. Class A †	8,200	2,305,758
		45,079,086
Technology (—%)
CACI International, Inc. Class A †	1,200	255,792
SoftBank Group Corp. (Japan)	1,300	80,271
		336,063
Technology services (3.3%)
21Vianet Group, Inc. ADR (China) †	7,066	163,649
Accenture PLC Class A	999	225,764
Alibaba Group Holding, Ltd. (China) †	18,036	666,948
Alibaba Group Holding, Ltd. ADR (China) †	1,566	460,373
Alphabet, Inc. Class A †	7,116	10,429,210
Alphabet, Inc. Class C †	2,561	3,763,646
Baidu, Inc. ADR (China) †	2,068	261,788
Capgemini SE (France)	1,157	148,184
Cognizant Technology Solutions Corp. Class A	1,408	97,743
CompuGroup Medical SE & Co. KgaA (Germany)	3,871	358,274
DocuSign, Inc. †	15,852	3,411,984
DXC Technology Co.	1,463	26,115
eBay, Inc.	67,800	3,532,380
Facebook, Inc. Class A †	13,938	3,650,362
Fair Isaac Corp. †	1,700	723,146
Fidelity National Information Services, Inc.	18,241	2,685,258
Fiserv, Inc. †	454	46,785
FUJIFILM Holdings Corp. (Japan)	1,200	59,131
GMO internet, Inc. (Japan)	6,300	164,687
GoDaddy, Inc. Class A †	15,600	1,185,132
IBM Corp.	1,900	231,173
Itochu Techno-Solutions Corp. (Japan)	7,200	274,015
Kakaku.com, Inc. (Japan)	3,600	95,173
Leidos Holdings, Inc.	9,800	873,670
NEC Corp. (Japan)	1,200	70,243
Nomura Research Institute, Ltd. (Japan)	8,800	258,633
Palo Alto Networks, Inc. †	700	171,325
Salesforce.com, Inc. †	7,375	1,853,485
Tyler Technologies, Inc. †	63	21,959
		35,910,235
Transportation (0.8%)
Aena SME SA (Spain) †	1,370	190,829
Aurizon Holdings, Ltd. (Australia)	65,024	198,419
CH Robinson Worldwide, Inc.	978	99,942
Delta Air Lines, Inc.	13,200	403,656
Deutsche Post AG (Germany)	17,005	775,447
Expeditors International of Washington, Inc.	8,761	793,046
FedEx Corp.	3,079	774,430
Hankyu Hanshin Holdings, Inc. (Japan)	3,100	99,726

Dynamic Asset Allocation Conservative Fund 37

COMMON STOCKS (44.3%)* cont.	Shares	Value
Transportation cont.
Japan Airlines Co., Ltd. (Japan)	6,400	$120,144
Kyushu Railway Co. (Japan)	400	8,545
MTR Corp. (Hong Kong)	9,000	44,665
Norfolk Southern Corp.	300	64,197
Odakyu Electric Railway Co., Ltd. (Japan)	5,300	133,345
Old Dominion Freight Line, Inc.	7,500	1,356,900
Southwest Airlines Co.	23,498	881,175
Union Pacific Corp.	12,882	2,536,079
West Japan Railway Co. (Japan)	3,100	153,220
Yangzijiang Shipbuilding Holdings, Ltd. (China)	169,500	123,595
		8,757,360
Utilities and power (1.4%)
AES Corp. (The)	10,300	186,533
AGL Energy, Ltd. (Australia)	24,797	242,337
Ameren Corp.	8,336	659,211
American Electric Power Co., Inc.	34,079	2,785,277
Chubu Electric Power Co., Inc. (Japan)	4,000	48,653
Chugoku Electric Power Co., Inc. (The) (Japan)	3,300	41,316
CLP Holdings, Ltd. (Hong Kong)	17,000	158,462
Consolidated Edison, Inc.	961	74,766
E.ON SE (Germany)	26,915	297,375
Enel SpA (Italy)	48,500	421,133
Energias de Portugal (EDP) SA (Portugal)	76,966	378,293
Eni SpA (Italy)	22,190	173,589
Entergy Corp.	6,100	601,033
Exelon Corp.	66,086	2,363,236
HK Electric Investments & HK Electric Investments, Ltd. (Units)
(Hong Kong)	18,000	18,591
IDACORP, Inc.	1,600	127,840
Kinder Morgan, Inc.	69,889	861,731
National Grid PLC (United Kingdom)	1,835	21,124
NRG Energy, Inc.	54,897	1,687,534
Pinnacle West Capital Corp.	5,938	442,678
Public Service Enterprise Group, Inc.	14,800	812,668
Snam SpA (Italy)	42,905	220,609
Southern Co. (The)	35,700	1,935,654
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,526
Vistra Energy Corp.	29,200	550,712
		15,112,881
Total common stocks (cost $381,377,311)		$487,227,695

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (30.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (6.5%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$805,358	$896,598
5.00%, 5/20/49	24,669	27,741
4.70%, with due dates from 5/20/67 to 8/20/67	200,520	232,862
4.616%, 6/20/67	92,989	107,396
4.511%, 3/20/67	103,480	119,052

38 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (30.9%)* cont.	amount	Value
U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association Pass-Through Certificates
4.50%, 5/20/49	$31,351	$34,769
4.00%, TBA, 10/1/50	1,000,000	1,062,656
3.50%, TBA, 10/1/50	66,000,000	69,506,250
		71,987,324
U.S. Government Agency Mortgage Obligations (24.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	326,202	359,383
3.00%, with due dates from 2/1/47 to 1/1/48	22,509,177	23,566,911
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	691,154	774,849
4.00%, with due dates from 6/1/48 to 4/1/49	20,692,961	22,048,602
3.50%, 6/1/56	659,436	736,764
3.00%, with due dates from 4/1/46 to 11/1/48	20,221,297	21,280,587
2.50%, 9/1/50 ##	3,969,654	4,187,740
2.50%, with due dates from 7/1/50 to 8/1/50	10,871,273	11,414,168
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/50	8,000,000	8,939,375
4.50%, TBA, 10/1/50	1,000,000	1,081,641
4.00%, TBA, 11/1/50	1,000,000	1,067,734
4.00%, TBA, 10/1/50	3,000,000	3,199,219
3.50%, TBA, 11/1/50	11,000,000	11,608,868
3.50%, TBA, 10/1/50	30,000,000	31,626,564
2.50%, TBA, 11/1/50	34,000,000	35,612,344
2.50%, TBA, 10/1/50	45,000,000	47,211,327
2.50%, TBA, 10/1/35	21,000,000	21,931,875
2.00%, TBA, 11/1/50	13,000,000	13,415,390
2.00%, TBA, 10/1/50	7,000,000	7,238,438
		267,301,779
Total U.S. government and agency mortgage obligations (cost $335,633,593)		$339,289,103

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
2.75%, 9/15/21 [i]	$109,000	$111,847
2.25%, 4/30/21 [i]	118,000	120,584
2.00%, 2/15/25 [i]	96,000	103,607
Total U.S. treasury obligations (cost $336,038)		$336,038

	Principal
CORPORATE BONDS AND NOTES (24.9%)*	amount	Value
Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$10,000	$9,610
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	110,000	112,750
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	105,000	132,169
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	35,000	36,050

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	$75,000	$73,500
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	105,000	106,171
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	133,575
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	75,000	80,625
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	83,000	88,914
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	95,000	89,419
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	280,000	301,370
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	220,000	237,381
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	204,360
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	127,911
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	688,000	798,360
Clearwater Paper Corp. 144A company guaranty sr. unsec. notes
4.75%, 8/15/28	45,000	45,225
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	155,000	167,400
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	40,000	41,100
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	506,000	554,454
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	50,000	52,573
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	50,000	51,698
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	50,000	55,439
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	215,000	219,300
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	464,000	487,231
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 9/1/25	200,000	198,184
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	257,000	283,124
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	467,000	512,575
Graphic Packaging International, LLC 144A company guaranty sr.
unsec. notes 3.50%, 3/1/29	65,000	65,406
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	120,000	124,318
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	95,000	96,663
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	25,000	24,750
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	65,000	65,913

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	$438,000	$514,033
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	60,000	61,658
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	35,000	36,225
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	25,000	25,089
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	15,000	15,188
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	55,000	55,138
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	35,000	33,600
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	190,000	195,225
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	70,000	68,755
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	152,177
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	603,879
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	110,000	120,352
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	290,000	344,909
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 3.468%, 12/1/50	147,000	148,423
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	258,000	260,171
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	248,933
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	125,000	128,594
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	510,972
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	11,000	11,386
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	109,688
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	85,000	79,369
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	70,000	72,275
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	30,000	29,550
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	15,000	15,638
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	57,000	58,781
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	40,000	40,100
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	160,000	164,200
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	95,625
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	70,000	72,289
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	515,000	725,682
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	248,402
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	208,000	303,248
		11,127,072

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Capital goods (1.0%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	$150,000	$154,313
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	80,000	77,600
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	70,000	74,467
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	75,000	77,438
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	200,000	198,960
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	37,000	37,559
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	50,000	52,500
Berry Global, Inc. 144A notes 4.50%, 2/15/26	30,000	30,300
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	15,000	15,194
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	140,000	106,182
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	25,000	19,187
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	70,000	73,675
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	40,000	43,395
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	65,000	67,438
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	62,250
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	77,106
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	589,415
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	165,736
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	100,000	103,260
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	60,000	65,100
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	174,000	183,353
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	150,000	153,821
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	320,871
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	130,000	134,550
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	518,315
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	460,000	576,281
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	502,000	576,796
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	376,000	448,198
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	105,000	106,050
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	966,274
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	334,000	381,555
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	62,000	65,666
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	235,000	252,562
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	40,000	43,325
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	15,000	15,728

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Capital goods cont.
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	$105,000	$108,413
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	150,000	138,000
Raytheon Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	745,000	882,173
Raytheon Technologies Corp. 144A sr. unsec. unsub. bonds
4.875%, 10/15/40	195,000	249,497
Raytheon Technologies Corp. 144A sr. unsec. unsub. notes
2.50%, 12/15/22	815,000	845,308
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	110,000	111,513
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	207,936
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	145,000	155,150
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	85,000	88,213
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	15,000	14,925
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	15,000	14,953
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	75,000	75,295
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	135,000	129,742
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	57,855
TransDigm, Inc. 144A company guaranty sr. notes 8.00%, 12/15/25	20,000	21,750
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	235,000	245,409
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	489,579
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	195,000	197,338
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	100,000	109,568
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	50,000	54,465
		11,031,502
Communication services (2.8%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	892,000	974,024
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	339,000	366,465
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	735,000	792,871
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	184,000	218,101
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,060,000	2,384,854
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	1,382,000	1,559,224
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	463,000	505,896
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	666,092
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	140,000	145,425
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	385,000	417,244
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	70,000	73,063

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	$50,000	$52,502
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	90,000	93,600
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	325,000	359,321
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	894,000	1,199,080
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	590,000	670,909
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	126,000	149,607
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	356,154
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	263,000	319,129
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	927,967
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	531,039
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	124,377
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	279,185
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,050,000	1,186,142
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	75,000	76,016
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	556,000	535,034
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	380,800
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	448,131
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	623,269
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	507,704
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	216,645
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	94,388
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	286,923
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	253,258
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	300,000	307,650
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	80,000	87,170
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	340,000	374,708
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,380,000	1,488,371
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	175,000	73,063

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Communication services cont.
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	$45,000	$45,360
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	4,000	4,060
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	215,000	140,825
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	110,000	113,025
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	70,000	71,072
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	50,000	49,375
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	20,378
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	496,974
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	227,000	283,750
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	110,000	132,922
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	380,000	436,525
Sprint Corp. company guaranty sr. unsec. sub. notes 7.25%, 9/15/21	164,000	171,585
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,052
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	15,000	16,011
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,900
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	110,000	117,671
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	41,216
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	387,000	439,098
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	926,000	1,039,101
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	507,569
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,423,678
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	505,000	699,354
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	959,701
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,580,000	3,128,247
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	134,483
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	275,000	289,300
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	20,000	19,685
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	45,000	46,449
		30,983,767

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer cyclicals (2.7%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	$415,000	$464,281
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	239,000	257,723
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,396,763
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	524,000	546,302
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	215,000	219,419
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	30,000	31,125
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	50,000	50,813
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	405,000	466,563
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	174,424
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	609,079
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	46,406
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27	50,000	49,063
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	31,236
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	45,000	49,333
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	105,885
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	45,000	50,429
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	140,000	146,650
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	35,600
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	14,514
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	20,000	21,200
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	70,000	67,218
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	60,000	58,164
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	160,000	132,800
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	33,000	34,568
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	155,000	150,350
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	120,000	84,900
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	205,000	106,728
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	149,000	165,552
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	424,458
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,555,446

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer cyclicals cont.
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	$75,000	$65,250
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	115,000	97,750
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	140,000	160,511
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	192,000	211,379
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	40,000	43,800
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	70,000	77,350
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30	40,000	40,450
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28	20,000	21,025
General Motors Co. sr. unsec. notes 6.125%, 10/1/25	75,000	87,124
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,192,000	1,277,294
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	200,000	217,578
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	93,000	99,370
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	336,000	359,523
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	810,000	877,604
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	170,000	184,025
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	110,000	115,500
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	40,000	42,200
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	60,000	62,387
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	683,000	693,877
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	453,633
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	493,165
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	130,000	132,093
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	576,000	619,691
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	83,261	86,739
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	190,911	188,047
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	50,000	59,375
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,485,000	1,678,050
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	27,938
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,312,000	1,555,099
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	45,000	46,856
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	150,000	152,813

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer cyclicals cont.
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	$50,000	$50,953
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	55,000	55,275
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	45,000	47,869
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	55,000	53,900
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	110,000	115,500
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25	25,000	27,000
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25	20,000	22,950
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30	50,000	50,875
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	20,000	22,250
Levi Strauss & Co. sr. unsec. unsub. notes 5.00%, 5/1/25	45,000	46,041
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	90,000	88,200
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	95,000	94,050
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	40,000	38,700
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	65,000	62,725
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	50,000	53,962
Macy’s, Inc. 144A company guaranty sr. unsec. notes
8.375%, 6/15/25	25,000	25,848
Marriott International, Inc. sr. unsec. bonds 4.625%, 6/15/30	175,000	187,416
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	123,000	137,271
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	40,000	42,657
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	140,000	143,850
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	110,000	111,386
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	145,000	156,056
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	145,000	120,713
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	95,000	97,613
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	335,000	309,812
Navistar International Corp. 144A company guaranty sr. notes
9.50%, 5/1/25	40,000	45,071
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	115,000	117,588
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	55,000	56,020
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	140,000	147,053
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	150,000	152,813
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28	75,000	77,573

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	$120,000	$120,300
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	85,000	93,148
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	840,000	947,089
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	37,000	37,555
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	65,000	66,950
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	30,000	28,800
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	77,798
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/25	20,000	19,919
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	53,000
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	45,698
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	155,000	160,766
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	50,000	47,962
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	100,000	101,250
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	140,000	192,325
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	233,700
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	125,412
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	140,000	149,800
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	20,000	21,200
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	90,000	97,988
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	152,000	149,545
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	125,000	137,571
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	160,000	162,400
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	50,000	50,122
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	150,000	158,906
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	100,000	92,750
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	45,000	48,263
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	939,375
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	95,000	89,775
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	105,000	111,694

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	$30,000	$30,825
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	50,000	51,875
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	85,000	83,895
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	842,400
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,375
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	100,000	92,000
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	87,750
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	155,000	156,163
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	41,231
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	50,000	54,750
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	50,000	54,000
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	120,000	122,632
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	55,000	58,850
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	100,000	97,625
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	108,963
Valvoline, Inc. company guaranty sr. unsec. notes 4.375%, 8/15/25	30,000	30,863
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	65,000	66,300
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	636,000	735,624
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	321,369
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	136,000	152,717
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	3,000	3,433
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	281,000	484,305
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	20,000	20,200
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	130,000	124,150
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	20,000	19,445
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	31,125
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	70,175
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	60,000	63,300
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	40,000	40,700

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	$130,000	$120,900
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	125,000	119,063
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	30,000	31,773
		29,423,315
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada) ##	50,000	50,386
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	67,000	68,508
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	70,000	71,386
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	90,000	91,688
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	30,000	31,275
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	130,000	133,015
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	90,000	98,734
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	810,000	908,013
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	338,000	454,402
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	404,000	493,049
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	128,569
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	55,974
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	885,000	920,400
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	30,000	31,800
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	140,000	132,300
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	37,017	41,988
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	10,000	10,925
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	55,000	59,136
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	385,000	455,987
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	300,000	433,587
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	363,000	462,335
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub.
notes 5.25%, 10/1/20	2,000,000	2,000,000
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	165,000	147,675

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer staples cont.
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	$50,000	$52,029
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	85,000	67,044
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	141,950
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	50,000	53,313
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	70,000	71,750
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	461,000	553,601
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	414,000	476,905
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	176,000	191,316
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	80,000	83,120
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	62,958
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	135,000	155,452
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	150,000	154,128
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	99,000	104,862
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	75,000	81,000
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	472,000	492,060
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	26,063
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	25,000	25,289
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	89,000	93,895
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	50,000	51,500
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	425,000	438,589
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	203,142
Mondelez International, Inc. sr. unsec. sub. notes 2.125%, 4/13/23	72,000	74,722
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes
0.375%, 1/15/24	1,000,000	996,050
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	50,000	61,500
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	100,575
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	160,000	190,913
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	55,000	64,826
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	30,000	34,200
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	55,000	59,331
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	90,000	95,850
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	86,000	85,893
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	58,000	57,130
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	90,000	93,825

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Consumer staples cont.
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	$50,000	$50,000
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	50,000	54,000
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	20,000	22,181
		12,902,094
Energy (1.7%)
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	150,000	145,688
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	88,000	83,600
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	102,000	83,130
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	55,000	49,259
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	30,000	28,350
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	20,000	19,063
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	65,000	59,475
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	89,000	87,665
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	45,000	25,425
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	445,000	491,281
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	715,000	793,768
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	80,061
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	135,000	128,951
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	80,000	91,187
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	546,000	607,775
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	260,000	262,646
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	40,000	41,148
Comstock Resources, Inc. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	60,000	61,512
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	70,000	65,800
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	59,410
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	50,000	43,313
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	39,000	38,610
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	135,000	128,655
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	70,000	71,225
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	135,000	128,250
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	75,000	96,844
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	64,438
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	40,000	40,467

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Energy cont.
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	$290,000	$290,955
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	30,000	31,150
Diamondback Energy, Inc. sr. unsec. notes 4.75%, 5/31/25	55,000	59,331
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	205,000	206,025
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	100,000	102,750
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	1,080,000	1,045,988
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	418,000	460,213
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	186,000	187,005
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	975,000	662,708
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	120,455
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	345,000	357,075
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	57,261
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	719,043
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	229,293
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	560,000	561,422
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	396,000	398,618
Global Partners LP/GLP Finance Corp. 144A company guaranty sr.
unsec. notes 6.875%, 1/15/29	15,000	15,150
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	95,000	94,821
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	220,000	224,121
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	50,000	48,750
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	80,000	77,862
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	152,390
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	87,000	85,340
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	50,000	17,000
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	40,000	19,250
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	50,000	24,625
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	79,965
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	20,000	19,350
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	20,000	18,783
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	50,000	69,364
Noble Energy, Inc. sr. unsec. sub. notes 3.90%, 11/15/24	75,000	82,062

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Energy cont.
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23 (In default) †	$85,000	$19,763
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22 (In default) †	47,000	10,928
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	70,000	64,575
Occidental Petroleum Corp. sr. unsec. notes 2.90%, 8/15/24	35,000	29,695
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	110,000	93,775
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	70,000	64,152
Occidental Petroleum Corp. sr. unsec. sub. notes 4.85%, 3/15/21	85,000	84,150
Occidental Petroleum Corp. sr. unsec. unsub. notes 3.50%, 6/15/25	50,000	41,500
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	214,172
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	274,000	324,512
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,273,000	1,413,030
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	158,000	166,295
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	116,000	128,325
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	38,000	41,496
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	8,100
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	159,000	133,083
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	902,000	805,035
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	140,000	89,600
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	70,000	70,525
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	25,375
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	284,000	308,397
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	135,897
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	128,000	144,376
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	1,084,990
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	150,000	151,449
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	17,768
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	55,000	29,150
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	37,825
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	44,175
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	30,000	28,500
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	374,241
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.50%, 10/1/25	25,000	25,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	130,000	117,650

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	$30,000	$32,091
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	52,125
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	400,000	390,000
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	30,000	30,032
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	264,000	268,642
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	410,718
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	39,000	34,710
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	75,000	60,111
Transocean, Inc. 144A company guaranty sr. unsec. notes
11.50%, 1/30/27	17,000	6,970
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	100,000	99,125
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	49,581
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	30,000	29,550
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	60,000	67,800
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	72,450
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	40,000	39,325
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28	75,000	78,375
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	85,000	86,275
		18,530,505
Financials (7.6%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	90,000	89,550
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	15,090
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	375,000	387,576
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,290,000	1,223,655
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	65,000	68,193
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	105,000	143,758
American Express Co. sr. unsec. notes 2.65%, 12/2/22	490,000	513,323
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	196,000	280,339
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,443,666
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	490,000	499,036
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	228,808
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	226,595
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	452,480

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	$303,000	$330,649
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	27,788
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	735,000	772,747
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	528,000	537,899
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,605,297
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 1.01%, 9/15/26	100,000	99,117
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,225,848
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	620,000	629,305
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	68,000	75,792
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	325,000	335,614
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	289,130
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	780,141
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	194,242
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	70,000	70,810
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	237,463
Blackstone Holdings Finance Co., LLC 144A company guaranty sr.
unsec. unsub. bonds 1.60%, 3/30/31	205,000	202,608
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	223,495
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	989,975
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	153,635
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	353,919
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	104,000	115,443
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	25,000	28,667
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	182,000	213,081
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	74,700
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	794,000	840,052
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	46,350
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,822,139
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	886,414
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	651,970
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	470,000	493,965
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	284,000	291,738
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	345,120
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	446,444
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	389,758
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	103,918
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	80,000	91,757
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	1,146,291

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Financials cont.
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	$1,110,000	$1,112,260
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	273,125
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	550,000	569,541
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	241,875
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	311,000	347,281
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	1,090,000	1,123,020
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	250,000	254,187
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,313,281
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	492,000	585,377
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	990,000	1,158,091
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R	210,000	233,355
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,170,000	1,211,082
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	85,000	85,850
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,195,000	1,309,542
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	204,671
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	85,595
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	382,926
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	86,682
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	79,800
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	85,000	92,295
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	50,000	55,415
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	100,000	101,250
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	916,000	1,068,251
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5.75%, 1/24/22	115,000	122,856
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,291,021
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	289,000	305,261
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,879,593
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	167,310
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	130,000	134,713
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	606,691
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	66,675

58 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	$95,000	$99,038
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	60,000	62,508
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24	60,000	60,750
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	396,324
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	763,000	760,397
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	382,000	379,543
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	47,091
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	85,000	79,662
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	135,000	130,613
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	110,000	102,643
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	64,000	67,200
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	456,000	446,880
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.28%, 5/15/47	293,000	228,044
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	3,031,890
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,967,456
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	192,000	205,998
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,280,000	1,365,703
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	312,196
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	86,500
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	295,000	328,053
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	463,534
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	150,247
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	425,512
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	416,509
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	531,342
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	450,000	464,827
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	570,000	589,356
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	936,000	959,400
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	484,983
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	927,433
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,799,152
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	337,000	351,105
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN,
3.125%, 1/23/23	1,610,000	1,702,205
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	443,726

Dynamic Asset Allocation Conservative Fund 59

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Financials cont.
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.50%,
1/12/21 (Australia)	$785,000	$789,905
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	25,000	26,813
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	50,000	50,968
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	85,000	84,894
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	200,000	232,611
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	321,510
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,430,000	1,454,094
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	658,130
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	80,000	81,000
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	830,000	845,573
PNC Financial Services Group, Inc. (The) sr. unsec. notes
3.30%, 3/8/22	148,000	153,861
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	192,000	204,074
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	80,000	85,180
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	120,938
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	50,000	53,063
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	242,000	253,798
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	655,175
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	20,000	20,762
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	519,374
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	469,637
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	35,000	37,195
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	40,000	44,300
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	50,274
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	50,000	55,490
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	75,000	83,226
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	105,000	109,200
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	110,000	105,325
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%,
9/12/23 (Japan)	955,000	956,417
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	538,256

60 Dynamic Asset Allocation Conservative Fund

		Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.		amount	Value
Financials cont.
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30		$20,000	$21,300
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		50,000	54,375
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)		1,125,000	1,161,231
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)		807,000	907,004
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29		390,000	404,596
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99		255,000	255,956
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22		524,000	538,825
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22		248,000	258,900
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)		380,000	386,898
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)		1,960,000	2,048,200
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		433,000	498,309
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)		640,000	649,006
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		589,000	645,703
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		105,000	106,313
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity		228,000	244,530
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		790,000	802,346
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		100,000	121,266
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21		885,000	904,772
			83,182,615
Health care (2.6%)
AbbVie, Inc. 144A sr. unsec. notes 3.45%, 3/15/22		176,000	182,552
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29		2,720,000	2,996,668
AbbVie, Inc. 144A sr. unsec. sub. notes 3.80%, 3/15/25		525,000	582,142
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25		110,000	86,350
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		495,000	644,413
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		710,000	771,884
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		110,000	120,725
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	116,119
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$65,000	66,706
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		90,000	96,975
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		45,000	47,700
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29		75,000	77,142

Dynamic Asset Allocation Conservative Fund 61

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	$130,000	$133,088
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	115,000	119,025
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	225,000	242,642
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	746,578
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	900,000	957,253
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	575,000	605,791
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	1,266,000	1,370,408
Bristol-Myers Squibb Co. sr. unsec. notes 2.25%, 8/15/21	450,000	457,912
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	299,000	348,248
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	50,000	51,010
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	225,000	242,438
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	65,813
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	75,000	79,438
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	55,000	57,159
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	65,000	68,494
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	340,000	332,350
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	45,000	44,235
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	84,000	61,320
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	110,000	106,425
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.90%, 2/15/22	443,000	463,372
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	720,000	780,244
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	2,154,109
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	175,000	187,528
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	215,151	232,978
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	265,000	300,246
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	115,000	132,825
Emergent BioSolutions, Inc. 144A company guaranty sr. unsec.
notes 3.875%, 8/15/28	30,000	30,118
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	55,000	54,593
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	93,335
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	208,000	235,258
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	212,000	262,448
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	210,000	232,050
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	50,944
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	50,000	51,125
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 5.00%, 6/15/28	30,000	31,313
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 4.625%, 6/15/25	20,000	20,600

62 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Health care cont.
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	$17,000	$13,005
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	28,000	30,221
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	823,618
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	172,000	186,910
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	15,000	15,300
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,455,315
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	40,000	40,600
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	599,334
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	362,000	366,431
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	1,285,033
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	149,598
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	211,838
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	95,119
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	60,000	60,300
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	170,000	189,023
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	25,000	25,805
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	25,000	26,875
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	200,000	205,440
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	270,000	274,903
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	209,000
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	656,232
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,717,219
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	242,000	249,337
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	562,340
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	181,000	189,650
Upjohn, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	535,000	554,014
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	641,019
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	353,000	363,601
		28,389,169
Technology (2.8%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	520,000	491,700
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	362,000	369,798
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	541,491
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	450,000	514,506
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,889,630
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	303,104
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	188,830
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	296,000	300,410

Dynamic Asset Allocation Conservative Fund 63

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Technology cont.
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	$1,095,000	$1,106,170
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	468,916
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	565,029
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	115,000	121,567
Black Knight InfoServ, LLC 144A company guaranty sr. unsec.
notes 3.625%, 9/1/28	85,000	85,903
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25	30,000	32,042
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	85,000	90,100
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	534,000	591,621
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,323,563
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	380,000	426,871
BY Crown Parent LLC/BY Bond Finance, Inc. 144A company
guaranty sr. notes 4.25%, 1/31/26	35,000	35,634
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	315,000	470,637
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	572,421
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	396,000	399,094
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	46,913
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	30,000	30,827
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 5.85%, 7/15/25	35,000	40,782
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	843,000	989,833
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	75,000	78,014
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	190,255
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	27,000	28,999
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	648,000	762,587
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	107,000	118,695
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	349,000	418,167
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	330,000	376,172
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	973,843
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	593,473
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	693,482
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	722,000	777,024
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	105,000	108,944
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,966,231
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,170,000	1,469,167
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	150,000	154,160
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,399,955
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	668,000	688,925

64 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Technology cont.
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	$1,105,000	$1,310,003
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	432,367
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	1,080,893
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	968,000	1,009,276
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	485,000	491,911
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	250,000	222,500
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	75,000	79,542
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	55,000	55,894
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,560,000	1,841,843
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	545,000	532,396
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	57,475
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	65,000	68,900
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	40,000	41,900
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	300,000	306,183
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	155,000	158,100
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	240,143
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	55,000	59,572
		30,784,383
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	444,007
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	155,000	160,933
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	61,000	63,307
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	229,820
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	343,135
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes
6.50%, 6/15/27	225,000	230,203
		1,471,405
Utilities and power (1.4%)
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	382,000	392,505
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	45,000	47,930
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	35,000	37,288
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	575,000	678,917
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	247,474
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	41,686
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	23,295
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	40,000	38,550

Dynamic Asset Allocation Conservative Fund 65

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	$60,000	$62,333
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	150,000	153,621
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	20,386
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,981
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	29,559
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	299,971
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	245,271
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	700,052
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	855,465
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	255,000	389,268
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	679,233
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	200,000	216,587
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	495,000	563,377
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	453,106
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	286,000	304,435
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,310,000	1,378,932
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	635,000	820,497
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	164,000	178,312
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	92,000	106,212
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	508,610
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	220,727
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,134,306
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	23,668
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	79,781
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	20,000	21,150
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	40,000	43,150
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	619,000	682,045
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	383,000	407,860
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	40,000	43,500
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	362,219
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	155,709
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	669,037
Pacific Gas and Electric Co. bonds 2.50%, 2/1/31	160,000	152,235
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	95,000	96,762

66 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.9%)* cont.	amount	Value
Utilities and power cont.
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	$280,000	$270,920
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	310,110
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,974
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	305,830
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/21 F	54,000	81
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	371,000	404,954
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	408,000	434,639
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	55,000	58,036
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	125,000	130,469
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	65,000	68,120
		15,574,135
Total corporate bonds and notes (cost $252,467,503)		$273,399,962

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)*	amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.18%, 4/15/37	$53,675	$99,299
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.772%, 12/15/36	69,047	112,546
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 19.403%, 3/15/35	96,319	134,846
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.556%, 6/15/34	46,402	56,611
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.798%, 3/15/41	646,003	120,583
REMICs Ser. 3391, PO, zero %, 4/15/37	4,566	4,269
REMICs Ser. 3300, PO, zero %, 2/15/37	22,304	20,854
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	1,962	1,864
REMICs Ser. 3326, Class WF, zero %, 10/15/35	3,152	2,869
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.011%, 7/25/36	16,734	32,128
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.024%, 3/25/36	62,305	114,018
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.806%, 8/25/35	24,492	34,870
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 19.665%, 12/25/35	26,334	38,185
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.009%, 11/25/34	10,092	12,111
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	7,467	7,351

Dynamic Asset Allocation Conservative Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	$12,015	$11,174
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,126	1,013
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,747	1,607
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 6/20/43	781,713	152,379
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,004,153	185,215
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	179,123	31,905
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	38,083	5,855
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	1,797,426	215,691
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,767,295	136,912
Ser. 13-14, IO, 3.50%, 12/20/42	416,368	32,527
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	597,743	19,427
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	572,148	16,449
Ser. 15-H25, Class BI, IO, 3.081%, 10/20/65	2,542,176	235,660
Ser. 16-H16, Class EI, IO, 2.494%, 6/20/66 W	2,928,682	277,639
Ser. 15-H26, Class EI, IO, 1.728%, 10/20/65	1,459,093	121,105
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,280	1,152
		2,238,114
Commercial mortgage-backed securities (2.3%)
Bank
FRB Ser. 17-BNK8, Class B, 4.063%, 11/15/50 W	263,000	292,617
FRB Ser. 19-BN20, Class XA, IO, 0.963%, 9/15/62 W	4,178,606	261,163
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.702%, 3/11/39 (In default) † W	32,551	22,786
FRB Ser. 06-PW14, Class X1, IO, 0.753%, 12/11/38 W	111,349	1,147
CD Commercial Mortgage Trust Ser. 17-CD3, Class A4,
3.631%, 2/10/50	220,000	249,281
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.292%, 4/15/44 W	279,000	273,344
FRB Ser. 11-C2, Class D, 5.931%, 12/15/47 W	129,000	129,000
FRB Ser. 11-C2, Class E, 5.931%, 12/15/47 W	411,000	381,585
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	221,000	241,090
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	314,281
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.262%, 3/10/47 W	178,000	169,436
FRB Ser. 06-C5, Class XC, IO, 0.72%, 10/15/49 W	4,045,864	55
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.882%, 7/15/47 W	246,000	242,216
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	256,822
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	205,200
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	317,000	346,205
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	185,000	201,389
Ser. 14-CR19, Class AM, 4.08%, 8/10/47	453,000	495,413
FRB Ser. 13-LC13, Class XA, IO, 1.292%, 8/10/46 W	5,095,334	136,459
FRB Ser. 14-UBS4, Class XA, IO, 1.261%, 8/10/47 W	3,700,326	121,555
FRB Ser. 14-CR18, Class XA, IO, 1.15%, 7/15/47 W	1,214,258	38,747

68 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR17, Class XA, IO, 1.131%, 5/10/47 W	$3,738,997	$110,170
FRB Ser. 14-UBS6, Class XA, IO, 1.037%, 12/10/47 W	4,235,182	119,216
FRB Ser. 14-CR14, Class XA, IO, 0.729%, 2/10/47 W	12,001,703	202,867
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.05%, 7/10/46 W	719,000	714,415
FRB Ser. 13-CR11, Class C, 5.285%, 8/10/50 W	344,000	339,836
FRB Ser. 13-CR9, Class D, 4.385%, 7/10/45 W	337,000	158,294
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.386%, 5/15/38 W	67,848	1,330
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.411%, 4/15/50 W	708,000	660,160
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC3A, Class D, 5.513%, 8/10/44 W	1,246,000	1,151,303
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	250,000	253,273
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 1/25/30 W	2,107,000	244,973
Multifamily Structured Pass-Through Certificates FRB Ser. K099,
Class X1, IO, 1.006%, 9/25/29 W	5,584,514	386,338
Multifamily Structured Pass-Through Certificates Ser. KW10,
Class X1, IO, 0.774%, 9/25/29 W	4,093,885	202,709
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.639%, 2/10/46 W	5,745,364	177,743
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.848%, 6/10/47 W	895,000	851,763
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	311,000	347,200
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	273,000	302,702
Ser. 16-GS3, Class A4, 2.85%, 10/10/49	317,000	342,360
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.125%, 8/10/43 W	535,000	240,974
FRB Ser. 11-GC3, Class C, 5.751%, 3/10/44 W	298,000	296,470
FRB Ser. 11-GC3, Class D, 5.751%, 3/10/44 W	613,000	604,703
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	114,000	116,584
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	211,000	218,769
FRB Ser. 13-GC14, Class B, 4.902%, 8/10/46 W	219,000	236,098
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.833%, 4/15/47 W	268,000	259,143
FRB Ser. 14-C22, Class C, 4.706%, 9/15/47 W	281,000	233,358
FRB Ser. 13-C12, Class B, 4.236%, 7/15/45 W	235,000	246,056
FRB Ser. 13-C12, Class C, 4.236%, 7/15/45 W	390,000	381,379
FRB Ser. 14-C25, Class XA, IO, 0.998%, 11/15/47 W	3,398,478	98,610
FRB Ser. 14-C19, Class XA, IO, 0.90%, 4/15/47 W	4,441,370	71,662
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-C16, Class AS, 4.517%, 12/15/46	244,000	265,342
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	241,560
FRB Ser. 13-LC11, Class XA, IO, 1.389%, 4/15/46 W	2,825,941	72,987
FRB Ser. 06-LDP8, Class X, IO, 0.288%, 5/15/45 W	960,959	7

Dynamic Asset Allocation Conservative Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.841%, 11/15/43 W	$278,000	$264,103
FRB Ser. 12-C6, Class E, 5.324%, 5/15/45 W	553,000	270,970
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	11,274	68
LSTAR Commercial Mortgage Trust 144A
Ser. 17-5, Class AS, 4.021%, 3/10/50	198,000	223,658
FRB Ser. 15-3, Class B, 3.351%, 4/20/48 W	713,000	746,383
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class X, IO, 7.233%, 7/15/45 W	24,992	—
FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	10,238	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.107%, 2/15/47 W	314,000	328,350
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	322,000	293,537
FRB Ser. 15-C24, Class B, 4.487%, 5/15/48 W	193,000	206,424
FRB Ser. 14-C17, Class XA, IO, 1.234%, 8/15/47 W	3,020,009	86,251
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.831%, 8/15/45 W	414,000	401,888
FRB Ser. 12-C6, Class D, 4.76%, 11/15/45 W	265,000	234,297
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	58,200	12,222
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class B, 5.419%, 7/15/49 W	348,000	355,088
FRB Ser. 11-C3, Class D, 5.419%, 7/15/49 W	206,000	183,946
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	357,873	12,317
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.20%, 12/15/50 W	3,269,772	178,938
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.755%, 5/10/45 W	266,000	246,743
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.045%, 5/10/63 W	319,000	174,078
FRB Ser. 12-C4, Class XA, IO, 1.755%, 12/10/45 W	887,636	22,475
FRB Ser. 12-C2, Class XA, IO, 1.451%, 5/10/63 W	12,217,832	224,681
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.41%, 7/15/46 W	251,000	256,496
FRB Ser. 13-LC12, Class C, 4.41%, 7/15/46 W	409,000	350,595
FRB Ser. 14-LC16, Class XA, IO, 1.25%, 8/15/50 W	4,815,745	156,419
FRB Ser. 16-LC25, Class XA, IO, 1.118%, 12/15/59 W	4,772,139	192,147
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.41%, 7/15/46 W	507,000	202,800
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	675,112
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	232,166
Ser. 12-C8, Class AS, 3.66%, 8/15/45	509,000	524,787
Ser. 13-C12, Class AS, 3.56%, 3/15/48	578,000	604,573
Ser. 13-C11, Class AS, 3.311%, 3/15/45	290,000	299,682
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.856%, 2/15/44 W	962,000	953,337
FRB Ser. 11-C3, Class D, 5.853%, 3/15/44 W	682,000	423,497

70 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class D, 5.844%, 11/15/44 W	$357,000	$349,300
Ser. 11-C4, Class E, 5.39%, 6/15/44 W	123,000	68,473
FRB Ser. 12-C9, Class D, 4.971%, 11/15/45 W	291,000	229,654
FRB Ser. 13-C15, Class D, 4.643%, 8/15/46 W	153,000	77,083
FRB Ser. 12-C10, Class XA, IO, 1.675%, 12/15/45 W	2,155,970	55,219
FRB Ser. 12-C9, Class XB, IO, 0.875%, 11/15/45 W	6,676,000	87,629
		24,735,531
Residential mortgage-backed securities (non-agency) (1.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.365%, 5/25/47	582,637	287,444
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	136,585	140,495
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	208,795	212,409
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 0.831%, 4/20/35	173,868	168,815
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 0.748%, 9/25/45	105,183	96,617
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.675%,
10/25/29 (Bermuda)	471,000	446,329
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 1.498%,
8/25/28 (Bermuda)	39,931	39,875
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.969%, 5/25/35 W	261,914	266,115
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1,
1.853%, 3/25/65 W	149,423	149,986
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
1.979%, 8/25/46	114,251	102,283
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.959%, 6/25/46	399,265	346,951
FRB Ser. 05-27, Class 1A1, 1.901%, 8/25/35 W	81,871	67,707
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
0.498%, 8/25/36	216,915	99,304
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
0.486%, 11/20/35	375,071	344,332
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
0.338%, 8/25/46	546,955	520,157
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.336%, 2/20/47	330,279	249,237
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1,
1.692%, 5/25/65	229,425	230,560
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 1.875%, 11/25/28 (Bermuda)	189,271	187,290
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.498%, 9/25/28	234,792	248,513
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.725%, 7/25/28	321,420	339,330

Dynamic Asset Allocation Conservative Fund 71

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.298%, 11/25/28	$242,927	$254,433
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.948%, 5/25/28	214,243	219,086
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.898%, 10/25/24	119,182	121,653
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.798%, 10/25/28	1,584,147	1,643,706
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.998%, 3/25/29	250,000	259,356
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.898%, 9/25/24	250,000	255,361
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.398%, 7/25/29	242,691	248,606
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1,
(1 Month US LIBOR + 1.20%), 1.348%, 10/25/29	133,773	133,773
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.798%, 1/25/49	117,930	116,884
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.598%, 3/25/49	11,147	10,959
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.498%, 2/25/49	95,557	94,643
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.448%, 10/25/48	66,200	64,844
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.048%, 1/25/50	198,000	193,741
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.551%, 9/25/50	250,000	250,078
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.098%, 8/25/28	265,524	282,228
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.898%, 8/25/28	761,051	791,493
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.148%, 9/25/28	845,744	893,692
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.048%, 10/25/28	349,181	368,480
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.848%, 4/25/28	702,918	727,622
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.698%, 4/25/28	739,962	768,283
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.148%, 7/25/25	202,450	207,225
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.148%, 11/25/24	66,861	68,493
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.048%, 11/25/24	154,397	159,920
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.598%, 1/25/29	279,641	288,463

72 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.498%, 5/25/29	$78,778	$81,354
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.448%, 2/25/25	70,094	71,284
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.398%, 4/25/29	255,583	263,386
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.398%, 1/25/29	896,792	929,295
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	77,621	78,515
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	168,000	170,182
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.698%, 7/25/29	360,788	370,810
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.048%, 7/25/24	166,697	165,927
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.398%, 7/25/29	160,000	160,303
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.598%, 7/25/31	68,965	68,534
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.298%, 11/25/39	189,922	171,642
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.198%, 1/25/40	713,000	694,018
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.748%, 10/25/28 (Bermuda)	84,046	83,084
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	453,148	455,867
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	304,215	304,215
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	292,796	291,771
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 0.948%, 2/25/34	435,783	426,388
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.776%, 2/25/35 W	104,851	108,986
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 0.973%, 8/25/34	159,501	155,514
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
1.001%, 8/26/47 W	100,000	96,127
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	284,618	286,653
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.198%, 10/25/34	290,000	273,791
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2,
2.508%, 5/25/60 W	209	209
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
0.998%, 5/25/47	473,623	361,744
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
0.328%, 1/25/37	132,411	116,328

Dynamic Asset Allocation Conservative Fund 73

	Principal
MORTGAGE-BACKED SECURITIES (4.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Towd Point Mortgage Trust 144A
Ser. 16-5, Class M2, 3.375%, 10/25/56 W	$174,000	$187,885
Ser. 14-1, Class A2, 3.25%, 10/25/53 W	318,000	324,086
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR3, Class A2, 3.666%, 6/25/34 W	197,239	197,868
FRB Ser. 05-AR10, Class 1A3, 3.017%, 9/25/35 W	233,746	235,669
FRB Ser. 05-AR12, Class 1A8, 2.954%, 10/25/35 W	400,030	394,580
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.108%, 7/25/45	188,255	178,898
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
0.548%, 8/25/45	216,044	201,526
		20,873,210
Total mortgage-backed securities (cost $50,636,040)		$47,846,855

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (1.1%)*	amount	Value
Chile (Republic of) sr. unsec. bonds 2.45%, 1/31/31 (Chile)	$450,000	$473,180
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	390,000	420,471
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	250,000	252,875
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	344,000	380,980
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	646,000	690,413
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	800,000	928,000
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	232,002
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	944,650
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	200,000	210,998
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	1,005,000	938,419
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)	470,000	612,791
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)	290,000	334,950
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	862,000	1,038,710
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%,
3/27/27 (Paraguay)	400,000	453,404
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)	90,000	143,325
Peru (Republic of) sr. unsec. unsub. notes 2.392%, 1/23/26 (Peru)	603,000	632,553
Saudi Arabia (Kingdom of) 144A sr. unsec. bonds 3.25%, 10/22/30
(Saudi Arabia)	470,000	510,411
Saudi Arabia (Kingdom of) 144A sr. unsec. notes 2.90%, 10/22/25
(Saudi Arabia)	700,000	747,603
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	785,000	773,225

74 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (1.1%)* cont.	amount	Value
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	$300,000	$295,878
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	243,000	248,907
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	210,000	326,815
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	340,000	26,350
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	550,000	42,625
Total foreign government and agency bonds and notes (cost $11,225,551)		$11,659,535

	Principal
ASSET-BACKED SECURITIES (0.7%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$443,000	$444,108
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
0.998%, 11/25/51	86,000	86,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.948%, 6/25/52	1,080,000	1,074,600
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 1.305%, 10/5/20	885,000	885,000
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.901%, 9/7/21	529,000	529,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.651%, 10/10/21	492,000	492,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.298%, 6/25/51	496,000	496,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.975%, 3/26/21	1,108,000	1,108,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
0.901%, 10/24/20	1,006,000	1,006,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1,
4.336%, 3/25/22 [w]	470,000	470,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.775%, 1/25/46	559,624	556,076
Total asset-backed securities (cost $7,152,373)		$7,146,784

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	$178,988	$166,483
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.523%, 4/3/24	69,107	65,105
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 5.75%, 12/31/22 (In default) †	35,000	12,600
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.75%, 5/5/24	41,744	41,570
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	50,000	51,042

Dynamic Asset Allocation Conservative Fund 75

	Principal
SENIOR LOANS (0.2%)*c cont.	amount	Value
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.25%, 7/30/27	$85,000	$84,490
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	47,455	46,634
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.50%, 10/5/25	220,000	214,867
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	74,813	72,007
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.66%, 11/6/24	213,303	211,170
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.406%, 6/30/25	148,044	141,567
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	24,135	23,649
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	75,000	45,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.248%, 2/28/25	53,190	45,566
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	65,000	60,450
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.256%, 6/26/25	123,897	120,439
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	44,888	44,831
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.361%, 3/28/25	140,918	132,815
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	298,498	292,603
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	54,725	52,989
Total senior loans (cost $2,009,046)		$1,925,877

PREFERRED STOCKS (0.1%)*	Shares	Value
2020 Cash Exchange Trust 144A 5.25% cv. pfd. †	769	$827,275
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	50,814
Total preferred stocks (cost $848,070)		$878,089

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	478	$610,674
Total convertible preferred stocks (cost $483,253)		$610,674

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Feb-21/$1.23	9,910,907	EUR	8,453,160	$46,730
EUR/USD (Call)	Jan-21/1.22	6,552,764	EUR	5,588,950	33,314
EUR/USD (Call)	Oct-20/1.21	6,552,764	EUR	5,588,950	3,846
GBP/USD (Put)	Dec-20/1.23	4,937,524	GBP	3,826,500	34,642
USD/JPY (Put)	Nov-20/JPY 105.00	4,809,000		$4,809,000	48,398
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.10	10,095,146	EUR	8,610,300	26,086

76 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)* cont.	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.75	$8,363,600		$8,363,600	$75,808
USD/JPY (Put)	Nov-20/JPY 105.00	4,809,000		4,809,000	48,398
USD/MXN (Put)	Nov-20/MXN 21.00	5,018,200		5,018,200	45,831
HSBC Bank USA, National
Association
AUD/USD (Call)	Mar-21/$0.76	6,532,057	AUD	9,119,800	47,873
Morgan Stanley & Co.
International PLC
EUR/USD (Call)	Mar-21/1.23	6,607,272	EUR	5,635,440	34,834
EUR/USD (Call)	Oct-20/1.24	6,552,764	EUR	5,588,950	374
UBS AG
EUR/USD (Call)	Feb-21/1.23	9,910,907	EUR	8,453,160	46,730
Total purchased options outstanding (cost $868,554)					$492,864

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$114,750
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23,
(In default) †	31,000	6,975
Total convertible bonds and notes (cost $145,480)		$121,725

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	401	$1,203
Total warrants (cost $1,987)				$1,203

	Principal amount/
SHORT-TERM INVESTMENTS (17.3%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares	4,149,590	$4,149,590
Putnam Short Term Investment Fund Class P 0.21% L	Shares	157,023,383	157,023,383
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	530,000	530,000
U.S. Treasury Bills 0.095%, 11/5/20 # §		$7,200,001	7,199,387
U.S. Treasury Bills 0.108%, 12/3/20 # ∆ §		6,900,000	6,898,854
U.S. Treasury Bills 0.140%, 10/8/20 # §		4,600,000	4,599,945
U.S. Treasury Bills 0.083%, 11/10/20 # §		1,700,000	1,699,855
U.S. Treasury Bills 0.081%, 12/10/20 ∆ §		1,600,000	1,599,704
U.S. Treasury Bills 0.105%, 10/27/20 # §		900,000	899,950
U.S. Treasury Bills 0.091%, 11/19/20 ∆ §		700,000	699,914
U.S. Treasury Bills 0.110%, 10/22/20 # §		200,000	199,991
U.S. Treasury Bills zero%, 10/22/20 # § i		20,000	20,000
U.S. Treasury Bills zero%, 12/3/20 # ∆ § i		11,000	10,999
U.S. Treasury Cash Management Bills 0.101%, 12/8/20 # ∆ §		2,700,000	2,699,285
U.S. Treasury Cash Management Bills 0.104%, 12/15/20 # §		1,900,000	1,899,585
Total short-term investments (cost $190,130,430)			$190,130,442

TOTAL INVESTMENTS
Total investments (cost $1,233,315,229)	$1,361,066,846

Dynamic Asset Allocation Conservative Fund 77

Key to holding’s currency abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,099,076,559.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $17,148,553 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,021,819 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

78 Dynamic Asset Allocation Conservative Fund

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,985,959 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $336,983,637 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $74,450,784)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/21/20	$1,172,979	$1,155,459	$17,520
	Canadian Dollar	Sell	10/21/20	943,320	925,251	(18,069)
	Euro	Buy	12/16/20	1,641,260	1,661,098	(19,838)
	Hong Kong Dollar	Sell	11/18/20	846,993	846,928	(65)
	Japanese Yen	Sell	11/18/20	258,242	258,325	83
	Mexican Peso	Buy	10/21/20	308,702	305,540	3,162
	New Zealand Dollar	Buy	10/21/20	430,074	425,344	4,730
	Swedish Krona	Buy	12/16/20	448,795	460,364	(11,569)

Dynamic Asset Allocation Conservative Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $74,450,784) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC
	British Pound	Buy	12/16/20	$227,854	$235,290	$(7,436)
	Euro	Sell	12/16/20	2,212,266	2,238,825	26,559
	Hong Kong Dollar	Buy	11/18/20	267,723	267,719	4
	Japanese Yen	Buy	11/18/20	1,124,165	1,125,184	(1,019)
	New Zealand Dollar	Buy	10/21/20	671,341	663,706	7,635
	Swedish Krona	Sell	12/16/20	842,413	863,971	21,558
Citibank, N.A.
	British Pound	Sell	12/16/20	519,482	536,335	16,853
	Canadian Dollar	Buy	10/21/20	751	3,533	(2,782)
	Chilean Peso	Buy	10/21/20	801,129	821,993	(20,864)
	Danish Krone	Sell	12/16/20	348,055	354,942	6,887
	Euro	Sell	12/16/20	948,701	937,912	(10,789)
	Japanese Yen	Buy	11/18/20	188,088	188,215	(127)
	New Zealand Dollar	Sell	10/21/20	640,446	633,424	(7,022)
	Swedish Krona	Sell	12/16/20	399,776	409,898	10,122
Credit Suisse International
	Australian Dollar	Sell	10/21/20	9,527	9,226	(301)
	British Pound	Sell	12/16/20	110,636	117,208	6,572
	Canadian Dollar	Sell	10/21/20	403,314	395,152	(8,162)
	Euro	Sell	12/16/20	614,225	621,523	7,298
	New Zealand Dollar	Buy	10/21/20	193,504	193,451	53
Goldman Sachs International
	Australian Dollar	Sell	10/21/20	261,800	250,113	(11,687)
	British Pound	Buy	12/16/20	218,817	226,155	(7,338)
	Canadian Dollar	Buy	10/21/20	636,065	625,573	10,492
	Euro	Sell	12/16/20	437,121	441,746	4,625
	Hong Kong Dollar	Sell	11/18/20	211,784	211,774	(10)
	Japanese Yen	Sell	11/18/20	586,138	586,210	72
	New Zealand Dollar	Sell	10/21/20	681,727	674,844	(6,883)
	Norwegian Krone	Buy	12/16/20	183,085	174,131	8,954
	Swedish Krona	Buy	12/16/20	2,787,346	2,849,298	(61,952)
	Swiss Franc	Buy	12/16/20	218	220	(2)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/20	1,517,869	1,466,197	51,672
	British Pound	Buy	12/16/20	194,418	200,670	(6,252)
	Canadian Dollar	Buy	10/21/20	722,661	727,727	(5,066)
	Euro	Buy	12/16/20	347,395	346,224	1,171
	Hong Kong Dollar	Sell	11/18/20	1,824,558	1,824,370	(188)
	Japanese Yen	Buy	11/18/20	578,646	577,836	810
	New Zealand Dollar	Sell	10/21/20	39,825	42,565	2,740
	Swiss Franc	Sell	12/16/20	172,692	171,498	(1,194)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	10/21/20	16,689	16,622	(67)
	British Pound	Buy	12/16/20	2,012,217	2,063,154	(50,937)

80 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $74,450,784) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Canadian Dollar	Sell	10/21/20	$512,592	$501,303	$(11,289)
	Euro	Sell	12/16/20	1,628,576	1,645,061	16,485
	Japanese Yen	Sell	11/18/20	1,339,502	1,335,717	(3,785)
	New Zealand Dollar	Buy	10/21/20	166,909	166,471	438
	Norwegian Krone	Sell	12/16/20	715,849	747,574	31,725
	Singapore Dollar	Buy	11/18/20	177,439	175,823	1,616
	Swedish Krona	Sell	12/16/20	458,295	463,295	5,000
	Swiss Franc	Buy	12/16/20	907,531	918,117	(10,586)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/21/20	406,131	414,314	(8,183)
	British Pound	Buy	12/16/20	454,289	438,918	15,371
	Canadian Dollar	Buy	10/21/20	617,514	614,706	2,808
	Euro	Buy	12/16/20	138,700	140,371	(1,671)
	Japanese Yen	Buy	11/18/20	418,736	416,421	2,315
	New Zealand Dollar	Buy	10/21/20	411,352	409,836	1,516
	Norwegian Krone	Buy	12/16/20	166,711	174,676	(7,965)
	Swedish Krona	Sell	12/16/20	135,512	130,147	(5,365)
	Swiss Franc	Buy	12/16/20	344,296	348,308	(4,012)
NatWest Markets PLC
	Australian Dollar	Sell	10/21/20	611,775	619,876	8,101
	British Pound	Sell	12/16/20	2,122,464	2,209,486	87,022
	Canadian Dollar	Buy	10/21/20	555,927	546,143	9,784
	Euro	Sell	12/16/20	549,045	558,897	9,852
	Hong Kong Dollar	Sell	11/18/20	211,487	211,475	(12)
	Japanese Yen	Buy	11/18/20	207,880	206,514	1,366
	New Zealand Dollar	Sell	10/21/20	189,137	204,135	14,998
	Swedish Krona	Sell	12/16/20	606,873	620,275	13,402
	Swiss Franc	Buy	12/16/20	172,366	172,767	(401)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/21/20	627,819	659,071	31,252
	British Pound	Sell	12/16/20	1,507,452	1,600,124	92,672
	Canadian Dollar	Buy	10/21/20	530,767	614,352	(83,585)
	Euro	Sell	12/16/20	1,331,211	1,348,613	17,402
	Hong Kong Dollar	Sell	11/18/20	3,291,684	3,291,353	(331)
	Japanese Yen	Sell	11/18/20	2,529,684	2,531,058	1,374
	New Zealand Dollar	Sell	10/21/20	1,035,391	1,069,104	33,713
	Norwegian Krone	Sell	12/16/20	596,362	582,074	(14,288)
	Swedish Krona	Sell	12/16/20	418,273	431,108	12,835
	Swiss Franc	Sell	12/16/20	171,386	168,581	(2,805)
Toronto-Dominion Bank
	Australian Dollar	Buy	10/21/20	657,831	637,062	20,769
	British Pound	Sell	12/16/20	317,318	327,617	10,299
	Canadian Dollar	Sell	10/21/20	927,998	908,840	(19,158)
	Euro	Sell	12/16/20	993,682	1,007,763	14,081

Dynamic Asset Allocation Conservative Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $74,450,784) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Toronto-Dominion Bank cont.
	New Zealand Dollar	Sell	10/21/20	$202,765	$201,471	$(1,294)
	Swedish Krona	Sell	12/16/20	201,721	205,791	4,070
	Swiss Franc	Sell	12/16/20	171,386	173,384	1,998
UBS AG
	Australian Dollar	Sell	10/21/20	103,359	88,776	(14,583)
	Australian Dollar	Sell	3/15/21	1,088,947	1,096,670	7,723
	British Pound	Sell	12/16/20	810,205	836,691	26,486
	Canadian Dollar	Buy	10/21/20	754,956	752,725	2,231
	Euro	Buy	12/16/20	703,716	711,615	(7,899)
	Hong Kong Dollar	Sell	11/18/20	1,049,656	1,049,567	(89)
	Japanese Yen	Buy	11/18/20	2,791,056	2,788,935	2,121
	Mexican Peso	Sell	10/21/20	308,702	310,535	1,833
	New Zealand Dollar	Buy	10/21/20	2,066,880	2,042,769	24,111
	Norwegian Krone	Sell	12/16/20	31,483	32,974	1,491
	Swedish Krona	Buy	12/16/20	845,230	867,162	(21,932)
WestPac Banking Corp.
	Australian Dollar	Buy	10/21/20	38,464	11,331	27,133
	British Pound	Buy	12/16/20	307,248	299,224	8,024
	Canadian Dollar	Buy	10/21/20	526,561	536,976	(10,415)
	Euro	Sell	12/16/20	30,183	30,536	353
	Japanese Yen	Buy	11/18/20	2,529,765	2,530,174	(409)
	New Zealand Dollar	Sell	10/21/20	186,491	183,389	(3,102)
Unrealized appreciation						773,342
Unrealized (depreciation)						(492,778)
Total						$280,564

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	388	$35,993,227	$35,952,080	Dec-20	$646,027
Russell 2000 Index E-Mini (Long)	251	18,921,535	18,880,220	Dec-20	26,486
S&P 500 Index E-Mini (Long)	11	1,849,650	1,843,600	Dec-20	11,940
S&P 500 Index E-Mini (Short)	844	141,918,600	141,454,400	Dec-20	(926,868)
S&P Mid Cap 400 Index E-Mini (Long)	1	186,129	185,590	Dec-20	569
S&P Mid Cap 400 Index E-Mini (Short)	64	11,912,256	11,877,760	Dec-20	(36,452)
U.S. Treasury Bond 30 yr (Long)	108	19,038,375	19,038,375	Dec-20	(31,149)
U.S. Treasury Bond Ultra 30 yr (Long)	222	49,242,375	49,242,375	Dec-20	(79,000)
U.S. Treasury Bond Ultra 30 yr (Short)	3	665,438	665,438	Dec-20	1,071
U.S. Treasury Note 2 yr (Long)	411	90,814,946	90,814,946	Dec-20	45,935
U.S. Treasury Note 2 yr (Short)	261	57,670,805	57,670,805	Dec-20	(30,916)
U.S. Treasury Note 5 yr (Long)	748	94,271,375	94,271,375	Dec-20	142,349
U.S. Treasury Note 5 yr (Short)	22	2,772,688	2,772,688	Dec-20	(4,518)

82 Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/20 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 10 yr (Long)	273	$38,092,031	$38,092,032	Dec-20	$82,073
U.S. Treasury Note Ultra 10 yr (Short)	220	35,182,813	35,182,812	Dec-20	(165,495)
Unrealized appreciation					956,450
Unrealized (depreciation)					(1,274,398)
Total					$(317,948)

WRITTEN OPTIONS OUTSTANDING at 9/30/20 (premiums $412,026)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Oct-20/$1.24	$6,552,764	EUR	5,588,950	$374
EUR/USD (Call)	Jan-21/1.26	6,552,764	EUR	5,588,950	12,188
EUR/USD (Call)	Feb-21/1.27	9,910,907	EUR	8,453,160	18,751
GBP/USD (Put)	Dec-20/1.20	4,937,524	GBP	3,826,500	19,750
USD/JPY (Put)	Nov-20/JPY 100.00	4,809,000		$4,809,000	7,521
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.12	10,095,146	EUR	8,610,300	8,783
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.60	8,363,600		$8,363,600	27,652
USD/JPY (Put)	Nov-20/JPY 100.00	4,809,000		4,809,000	7,521
USD/MXN (Put)	Nov-20/MXN 20.00	5,018,200		5,018,200	10,548
HSBC Bank USA, National Association
AUD/USD (Call)	Mar-21/$0.80	6,532,057	AUD	9,119,800	12,352
Morgan Stanley & Co. International PLC
EUR/USD (Call)	Oct-20/1.21	6,552,764	EUR	5,588,950	3,846
EUR/USD (Call)	Mar-21/1.27	6,607,272	EUR	5,635,440	14,721
UBS AG
EUR/USD (Call)	Feb-21/1.27	9,910,907	EUR	8,453,160	18,751
Total					$162,758

TBA SALE COMMITMENTS OUTSTANDING at 9/30/20 (proceeds receivable $76,503,047)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.00%, 10/1/50	$1,000,000	10/14/20	$1,066,406
Uniform Mortgage-Backed Securities, 3.50%, 10/1/50	12,000,000	10/14/20	12,650,626
Uniform Mortgage-Backed Securities, 3.00%, 10/1/50	4,000,000	10/14/20	4,190,000
Uniform Mortgage-Backed Securities, 2.50%, 11/1/50	4,000,000	11/12/20	4,189,688
Uniform Mortgage-Backed Securities, 2.50%, 10/1/50	45,000,000	10/14/20	47,211,326
Uniform Mortgage-Backed Securities, 2.00%, 10/1/50	7,000,000	10/14/20	7,238,438
Total			$76,546,484

Dynamic Asset Allocation Conservative Fund 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$29,746,000	$17,253 E	$(18,876)	12/16/22	3 month USD-	0.25% —	$(1,623)
				LIBOR-BBA —	Semiannually
				Quarterly
16,063,000	9,317 E	10,107	12/16/22	0.25% —	3 month USD-	790
				Semiannually	LIBOR-BBA —
					Quarterly
46,352,000	37,406 E	623	12/16/25	0.35% —	3 month USD-	38,029
				Semiannually	LIBOR-BBA —
					Quarterly
12,641,000	10,201 E	(897)	12/16/25	3 month USD-	0.35% —	(11,099)
				LIBOR-BBA —	Semiannually
				Quarterly
17,893,000	49,868 E	606	12/16/30	0.70% —	3 month USD-	50,474
				Semiannually	LIBOR-BBA —
					Quarterly
38,800,000	108,136 E	(3,500)	12/16/30	3 month USD-	0.70% —	(111,636)
				LIBOR-BBA —	Semiannually
				Quarterly
2,241,000	23,909 E	3,284	12/16/50	1.08% —	3 month USD-	27,193
				Semiannually	LIBOR-BBA —
					Quarterly
12,859,000	137,193 E	(17,192)	12/16/50	3 month USD-	1.08% —	(154,383)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$(25,845)				$(162,255)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$70,195	$70,215	$—	1/12/40	4.50% (1 month	Synthetic MBX	$165
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
426,746	428,870	—	1/12/41	5.00% (1 month	Synthetic MBX	3,087
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,052	15,018	—	1/12/40	5.00% (1 month	Synthetic MBX	1
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,318	12,483	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(197)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

84 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$144,964	$145,782	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(1,214)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,245	4,240	—	1/12/43	3.50% (1 month	Synthetic TRS	54
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,521	28,336	—	1/12/41	4.00% (1 month	Synthetic TRS	229
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,405	8,351	—	1/12/41	4.00% (1 month	Synthetic TRS	68
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,759	2,741	—	1/12/42	4.00% (1 month	Synthetic TRS	22
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,748	7,705	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(79)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
302	301	—	1/12/38	6.50% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
19,606,016	19,737,708	—	6/10/21	(3 month USD-	A basket	155,624
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
18,013,516	18,230,371	—	6/10/21	3 month USD-	Russell 1000 Total	(215,128)
				LIBOR-BBA minus	Return Index —
				0.11% — Quarterly	Quarterly
137,453	138,137	—	1/12/41	5.00% (1 month	Synthetic MBX	994
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
8,894	8,962	—	1/12/45	3.50% (1 month	Synthetic TRS	201
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$535,085	$502,709	$—	12/15/25	(1 month USD-	A basket	$(32,480)
				LIBOR-BBA plus	(GSCBPAND) of
				0.35%) — Monthly	common stocks —
Monthly *
13,737,689	13,483,421	—	12/15/25	(1 month USD-	A basket	(244,074)
				LIBOR-BBA plus	(GSGLPHCL) of
				0.35%) — Monthly	common stocks —
Monthly *
35,853,856	36,511,644	—	12/15/25	(1 month USD-	A basket	702,029
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
35,256,944	35,886,852	—	12/15/25	1 month USD-	A basket	(697,535)
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly *
7,061	7,101	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(59)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,499	8,547	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(71)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
156,492	157,375	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,310)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
29,979	29,882	—	1/12/40	4.00% (1 month	Synthetic TRS	338
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,860	6,816	—	1/12/42	4.00% (1 month	Synthetic TRS	54
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,860	6,816	—	1/12/42	4.00% (1 month	Synthetic TRS	54
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,317	5,296	—	1/12/39	6.00% (1 month	Synthetic TRS	49
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
943	940	—	1/12/38	6.50% (1 month	Synthetic TRS	10
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

86 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$16,478	$16,373	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(130)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
36,926	36,687	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(297)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		862,982
Upfront premium (paid)		—		Unrealized (depreciation)		(1,192,574)
Total		$—		Total		$(329,592)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	379	$1,194,320	6.05%
Apple, Inc.	Technology	8,970	1,038,828	5.26%
Microsoft Corp.	Technology	3,505	737,310	3.74%
Alphabet, Inc. Class A	Technology	445	651,900	3.30%
Adobe, Inc.	Technology	1,027	503,453	2.55%
Verizon Communications, Inc.	Communication services	7,586	451,304	2.29%
Texas Instruments, Inc.	Technology	2,757	393,730	1.99%
JPMorgan Chase & Co.	Financials	3,890	374,514	1.90%
Medtronic PLC	Health care	3,588	372,895	1.89%
Intuit, Inc.	Technology	1,137	370,880	1.88%
Mondelez International, Inc. Class A	Consumer staples	6,198	356,077	1.80%
Honeywell International, Inc.	Capital goods	2,152	354,220	1.79%
Fidelity National Information	Technology	2,405	354,042	1.79%
Services, Inc.
Veeva Systems, Inc. Class A	Technology	1,189	334,222	1.69%
Lockheed Martin Corp.	Capital goods	856	327,932	1.66%
Goldman Sachs Group, Inc. (The)	Financials	1,509	303,334	1.54%
NVIDIA Corp.	Technology	554	299,630	1.52%
eBay, Inc.	Technology	5,258	273,924	1.39%
Intercontinental Exchange, Inc.	Financials	2,718	271,923	1.38%
Johnson & Johnson	Health care	1,778	264,711	1.34%
Cognizant Technology Solutions	Technology	3,723	258,448	1.31%
Corp. Class A
Waste Management, Inc.	Capital goods	2,269	256,813	1.30%
Starbucks Corp.	Consumer staples	2,953	253,743	1.29%
Clorox Co. (The)	Consumer cyclicals	1,193	250,753	1.27%
Take-Two Interactive Software, Inc.	Technology	1,516	250,460	1.27%
Allstate Corp. (The)	Financials	2,508	236,137	1.20%

Dynamic Asset Allocation Conservative Fund 87

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
DTE Energy Co.	Utilities and power	2,001	$230,217	1.17%
Charter Communications, Inc. Class A	Communication services	361	225,262	1.14%
Synopsys, Inc.	Technology	1,019	217,967	1.10%
Exelon Corp.	Utilities and power	5,904	211,142	1.07%
U.S. Bancorp	Financials	5,811	208,315	1.06%
Hologic, Inc.	Health care	3,073	204,250	1.03%
Hershey Co. (The)	Consumer staples	1,379	197,683	1.00%
Costco Wholesale Corp.	Consumer staples	552	195,957	0.99%
Procter & Gamble Co. (The)	Consumer staples	1,408	195,667	0.99%
Baxter International, Inc.	Health care	2,402	193,173	0.98%
Cisco Systems, Inc.	Technology	4,771	187,948	0.95%
Kinder Morgan, Inc.	Utilities and power	15,062	185,717	0.94%
Garmin, Ltd.	Technology	1,956	185,565	0.94%
Leidos Holdings, Inc.	Technology	2,058	183,434	0.93%
Facebook, Inc. Class A	Technology	689	180,346	0.91%
Merck & Co., Inc.	Health care	1,927	159,868	0.81%
Dollar General Corp.	Consumer cyclicals	761	159,439	0.81%
Cadence Design Systems, Inc.	Technology	1,479	157,667	0.80%
PepsiCo, Inc.	Consumer staples	1,093	151,516	0.77%
Pfizer, Inc.	Health care	3,949	144,939	0.73%
Carrier Global Corp.	Consumer cyclicals	4,530	138,345	0.70%
F5 Networks, Inc.	Technology	1,086	133,379	0.68%
Juniper Networks, Inc.	Communication services	6,177	132,814	0.67%
Electronic Arts, Inc.	Technology	1,016	132,562	0.67%

A BASKET (GSCBPAND) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Penn National Gaming, Inc.	Consumer cyclicals	326	$23,720	4.72%
Caesars Entertainment, Inc.	Consumer cyclicals	306	17,152	3.41%
Darden Restaurants, Inc.	Consumer staples	156	15,677	3.12%
Gap, Inc. (The)	Consumer cyclicals	920	15,668	3.12%
MGM Resorts International	Consumer cyclicals	704	15,311	3.05%
L Brands, Inc.	Consumer cyclicals	479	15,224	3.03%
Brinker International, Inc.	Consumer staples	353	15,075	3.00%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	223	14,404	2.87%
Delta Air Lines, Inc.	Transportation	445	13,594	2.70%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	784	13,420	2.67%
Trip.com Group, Ltd. ADR (China)	Consumer cyclicals	427	13,295	2.64%
Estee Lauder Cos., Inc. (The)	Consumer staples	60	13,186	2.62%
Southwest Airlines Co.	Transportation	349	13,105	2.61%
Live Nation Entertainment, Inc.	Consumer cyclicals	239	12,872	2.56%
JetBlue Airways Corp.	Transportation	1,112	12,594	2.51%
American Airlines Group, Inc.	Transportation	1,024	12,589	2.50%
Dave & Buster’s Entertainment, Inc.	Consumer staples	829	12,571	2.50%

88 Dynamic Asset Allocation Conservative Fund

A BASKET (GSCBPAND) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	147	$12,512	2.49%
United Airlines Holdings, Inc.	Transportation	355	12,346	2.46%
Expedia Group, Inc.	Consumer cyclicals	134	12,307	2.45%
Marriott International, Inc./MD Class A	Consumer cyclicals	131	12,091	2.41%
Booking Holdings, Inc.	Consumer cyclicals	7	11,743	2.34%
Ford Motor Co.	Consumer cyclicals	1,759	11,714	2.33%
Las Vegas Sands Corp.	Consumer cyclicals	245	11,421	2.27%
Spirit Airlines, Inc.	Transportation	706	11,361	2.26%
Huazhu Group, Ltd. ADR (China)	Consumer cyclicals	255	11,034	2.19%
Boeing Co. (The)	Capital goods	66	10,870	2.16%
Wynn Resorts, Ltd.	Consumer cyclicals	148	10,654	2.12%
Alaska Air Group, Inc.	Transportation	286	10,469	2.08%
Macy’s, Inc.	Consumer cyclicals	1,728	9,848	1.96%
Nordstrom, Inc.	Consumer cyclicals	749	8,926	1.78%
Texas Roadhouse, Inc.	Consumer staples	141	8,570	1.70%
Cheesecake Factory, Inc. (The)	Consumer staples	272	7,535	1.50%
Boyd Gaming Corp.	Consumer cyclicals	237	7,281	1.45%
TripAdvisor, Inc.	Consumer staples	304	5,954	1.18%
Bloomin’ Brands, Inc.	Consumer staples	366	5,589	1.11%
Cracker Barrel Old Country Store, Inc.	Consumer staples	46	5,311	1.06%
Six Flags Entertainment Corp.	Consumer cyclicals	256	5,197	1.03%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	96	4,856	0.97%
Hyatt Hotels Corp. Class A	Consumer cyclicals	87	4,664	0.93%
Dine Brands Global, Inc.	Consumer staples	84	4,596	0.91%
Melco Resorts & Entertainment, Ltd.	Consumer cyclicals	245	4,080	0.81%
ADR (Hong Kong)
SeaWorld Entertainment, Inc.	Consumer cyclicals	197	3,880	0.77%
Red Rock Resorts, Inc. Class A	Consumer cyclicals	220	3,761	0.75%
Wyndham Destinations, Inc.	Consumer cyclicals	106	3,276	0.65%
Marriott Vacations Worldwide Corp.	Consumer cyclicals	35	3,181	0.63%
Copa Holdings SA Class A (Panama)	Transportation	62	3,130	0.62%
Allegiant Travel Co.	Transportation	24	2,831	0.56%
Extended Stay America, Inc. (Units)	Consumer cyclicals	197	2,351	0.47%
Choice Hotels International, Inc.	Consumer cyclicals	24	2,066	0.41%

A BASKET (GSGLPHCL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
PerkinElmer, Inc.	Health care	4,451	$558,633	4.14%
Ipsen SA (France)	Health care	5,286	555,090	4.12%
Merck KGaA (Germany)	Health care	3,799	554,843	4.11%
Thermo Fisher Scientific, Inc.	Health care	1,237	546,326	4.05%
Mettler-Toledo International, Inc.	Health care	553	534,354	3.96%
Zoetis, Inc.	Health care	3,197	528,682	3.92%
Agilent Technologies, Inc.	Technology	4,945	499,196	3.70%
IQVIA Holdings, Inc.	Health care	3,150	496,524	3.68%

Dynamic Asset Allocation Conservative Fund 89

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Pfizer, Inc.	Health care	13,474	$494,481	3.67%
Merck & Co., Inc.	Health care	5,725	474,906	3.52%
Waters Corp.	Health care	2,379	465,585	3.45%
GlaxoSmithKline PLC	Health care	21,055	395,236	2.93%
(United Kingdom)
Johnson & Johnson	Health care	2,645	393,814	2.92%
Sanofi (France)	Health care	3,800	380,217	2.82%
Illumina, Inc.	Health care	1,203	371,856	2.76%
Perrigo Co. PLC	Health care	7,801	358,143	2.66%
Mylan NV	Health care	23,677	351,132	2.60%
Alexion Pharmaceuticals, Inc.	Health care	3,054	349,457	2.59%
Bayer AG (Germany)	Health care	5,366	335,457	2.49%
Taisho Pharmaceutical Holdings Co.,	Health care	4,893	320,851	2.38%
Ltd. (Japan)
AbbVie, Inc.	Health care	3,556	311,495	2.31%
Biogen, Inc.	Health care	1,083	307,155	2.28%
AstraZeneca PLC (United Kingdom)	Health care	2,558	279,699	2.07%
Bristol-Myers Squibb Co.	Health care	4,633	279,335	2.07%
Sumitomo Dainippon Pharma Co.,	Health care	20,420	267,608	1.98%
Ltd. (Japan)
CSL, Ltd. (Australia)	Health care	1,245	256,084	1.90%
Amgen, Inc.	Health care	984	250,164	1.86%
Sartorius Stedim Biotech (France)	Health care	718	248,028	1.84%
Teva Pharmaceutical Industries, Ltd.	Health care	24,033	216,536	1.61%
ADR (Israel)
Gilead Sciences, Inc.	Health care	3,410	215,465	1.60%
Galapagos NV (Belgium)	Health care	1,516	215,408	1.60%
Galenica AG (Switzerland)	Health care	1,390	189,766	1.41%
Eisai Co., Ltd. (Japan)	Health care	1,899	172,452	1.28%
Hisamitsu Pharmaceutical Co., Inc.	Health care	3,314	168,654	1.25%
(Japan)
Takeda Pharmaceutical Co., Ltd.	Health care	4,709	167,078	1.24%
(Japan)
Eli Lilly and Co.	Health care	957	141,644	1.05%
Shionogi & Co., Ltd. (Japan)	Health care	2,259	120,481	0.89%
Hikma Pharmaceuticals PLC	Health care	3,439	115,311	0.86%
(United Kingdom)
H Lundbeck A/S (Denmark)	Health care	2,922	96,447	0.72%
UCB SA (Belgium)	Health care	745	84,768	0.63%
Astellas Pharma, Inc. (Japan)	Health care	5,512	81,845	0.61%
Incyte Corp.	Health care	797	71,494	0.53%
Grifols SA (Spain)	Health care	2,168	62,516	0.46%
Eurofins Scientific (Luxembourg)	Health care	59	46,939	0.35%
Regeneron Pharmaceuticals, Inc.	Health care	76	42,491	0.32%
Novartis AG (Switzerland)	Health care	420	36,513	0.27%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	1,145	35,020	0.26%

90 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Recordati SpA (Italy)	Health care	330	$16,906	0.13%
Vertex Pharmaceuticals, Inc.	Health care	58	15,859	0.12%
Orion Oyj Class B (Finland)	Health care	341	15,477	0.11%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Air Liquide SA (France)	Basic materials	2,039	$323,935	0.89%
AMETEK, Inc.	Conglomerates	3,228	320,858	0.88%
Xcel Energy, Inc.	Utilities and power	4,241	292,653	0.80%
Partners Group Holding AG	Financials	316	291,065	0.80%
(Switzerland)
Church & Dwight Co., Inc.	Consumer staples	3,065	287,233	0.79%
London Stock Exchange Group PLC	Financials	2,485	284,628	0.78%
(United Kingdom)
Roche Holding AG (Switzerland)	Health care	829	283,586	0.78%
Givaudan SA (Switzerland)	Basic materials	66	283,217	0.78%
WEC Energy Group, Inc.	Utilities and power	2,871	278,188	0.76%
Canadian Imperial Bank of Commerce	Financials	3,696	276,282	0.76%
(Canada)
Swisscom AG (Switzerland)	Communication services	518	274,531	0.75%
Royal Bank of Canada (Canada)	Financials	3,677	258,196	0.71%
Cadence Design Systems, Inc.	Technology	2,394	255,285	0.70%
Toronto-Dominion Bank (Canada)	Financials	5,335	247,009	0.68%
Hormel Foods Corp.	Consumer staples	5,034	246,105	0.67%
CMS Energy Corp.	Utilities and power	3,905	239,829	0.66%
Paychex, Inc.	Technology	2,978	237,539	0.65%
Segro PLC (United Kingdom)	Financials	19,719	237,249	0.65%
Muenchener Rueckversicherungs-	Financials	917	232,846	0.64%
Gesellschaft AG in Muenchen
(Germany)
Tesco PLC (United Kingdom)	Consumer staples	83,287	228,373	0.63%
Logitech International SA	Technology	2,919	227,141	0.62%
(Switzerland)
Atmos Energy Corp.	Utilities and power	2,346	224,256	0.61%
Copart, Inc.	Consumer staples	2,107	221,582	0.61%
Roper Technologies, Inc.	Technology	551	217,789	0.60%
Dover Corp.	Capital goods	2,009	217,663	0.60%
ANSYS, Inc.	Technology	665	217,569	0.60%
Halma PLC (United Kingdom)	Technology	7,172	217,029	0.59%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	2,517	214,971	0.59%
Hannover Rueck SE (Germany)	Financials	1,383	214,350	0.59%
Rio Tinto PLC (United Kingdom)	Basic materials	3,531	212,145	0.58%
lululemon athletica, Inc. (Canada)	Consumer cyclicals	617	203,336	0.56%
Iberdrola SA (Spain)	Utilities and power	16,419	202,317	0.55%
Comcast Corp. Class A	Communication services	4,367	201,995	0.55%

Dynamic Asset Allocation Conservative Fund 91

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Mettler-Toledo International, Inc.	Health care	206	$199,193	0.55%
Metro, Inc. (Canada)	Consumer staples	4,112	197,310	0.54%
Accenture PLC Class A	Technology	860	194,280	0.53%
Sun Life Financial, Inc. (Canada)	Financials	4,700	191,532	0.52%
DTE Energy Co.	Utilities and power	1,588	182,686	0.50%
Pinnacle West Capital Corp.	Utilities and power	2,354	175,456	0.48%
Amphenol Corp. Class A	Technology	1,610	174,297	0.48%
PACCAR, Inc.	Consumer cyclicals	2,042	174,177	0.48%
AutoZone, Inc.	Consumer cyclicals	148	173,898	0.48%
Globe Life, Inc.	Financials	2,167	173,112	0.47%
Zoetis, Inc.	Health care	1,046	173,029	0.47%
T Rowe Price Group, Inc.	Financials	1,346	172,633	0.47%
NTT DoCoMo, Inc. (Japan)	Communication services	4,615	170,015	0.47%
Monster Beverage Corp.	Consumer staples	2,072	166,154	0.46%
Rio Tinto, Ltd. (Australia)	Basic materials	2,452	165,623	0.45%
Dollar General Corp.	Consumer cyclicals	790	165,566	0.45%
HEICO Corp. Class A	Capital goods	1,860	164,871	0.45%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ABB, Ltd. (Switzerland)	Capital goods	12,569	$320,016	0.89%
Abbott Laboratories	Health care	2,791	303,716	0.85%
Fidelity National Information	Technology	1,988	292,681	0.82%
Services, Inc.
Prologis, Inc.	Financials	2,899	291,672	0.81%
Daimler AG (Germany)	Consumer cyclicals	5,183	279,764	0.78%
Waste Connections, Inc.	Capital goods	2,570	266,788	0.74%
Bank of New York Mellon Corp. (The)	Financials	7,533	258,670	0.72%
CVS Health Corp.	Health care	4,364	254,859	0.71%
International Business Machines Corp. Technology		2,071	251,971	0.70%
Lonza Group AG (Switzerland)	Health care	406	250,430	0.70%
Eastman Chemical Co.	Basic materials	3,115	243,352	0.68%
Zurich Insurance Group AG	Financials	695	241,854	0.67%
(Switzerland)
Caterpillar, Inc.	Capital goods	1,611	240,334	0.67%
Nordea Bank ABP (Finland)	Financials	31,337	239,020	0.67%
Coca-Cola Co. (The)	Consumer staples	4,784	236,205	0.66%
Fortis, Inc. (Canada)	Utilities and power	5,698	232,967	0.65%
NiSource, Inc.	Utilities and power	10,250	225,496	0.63%
Analog Devices, Inc.	Technology	1,929	225,195	0.63%
Southern Co. (The)	Utilities and power	4,059	220,055	0.61%
WPP PLC (United Kingdom)	Consumer cyclicals	28,029	219,900	0.61%
Sensata Technologies Holding PLC	Technology	5,051	217,898	0.61%
Walgreens Boots Alliance, Inc.	Consumer staples	6,010	215,882	0.60%
Intel Corp.	Technology	4,102	212,420	0.59%

92 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
MS&AD Insurance Group Holdings	Financials	7,923	$212,160	0.59%
(Japan)
Illinois Tool Works, Inc.	Capital goods	1,097	211,994	0.59%
Boston Scientific Corp.	Health care	5,452	208,328	0.58%
Deere & Co.	Capital goods	935	207,317	0.58%
Walmart, Inc.	Consumer cyclicals	1,454	203,419	0.57%
Xylem, Inc.	Capital goods	2,320	195,144	0.54%
Macquarie Group, Ltd. (Australia)	Financials	2,274	194,774	0.54%
Sekisui House, Ltd. (Japan)	Financials	10,971	193,220	0.54%
Lowe’s Cos., Inc.	Consumer cyclicals	1,158	192,060	0.54%
Novartis AG (Switzerland)	Health care	2,199	190,808	0.53%
Berkshire Hathaway, Inc. Class B	Financials	890	189,433	0.53%
Alexandria Real Estate Equities, Inc.	Financials	1,163	186,084	0.52%
Bayerische Motoren Werke (BMW) AG	Consumer cyclicals	2,537	184,374	0.51%
(Germany)
Public Service Enterprise Group, Inc.	Utilities and power	3,327	182,663	0.51%
Compagnie Financiere Richemont SA	Consumer cyclicals	2,723	182,433	0.51%
(Switzerland)
Adobe, Inc.	Technology	371	181,984	0.51%
Gartner, Inc.	Consumer cyclicals	1,455	181,809	0.51%
Microchip Technology, Inc.	Technology	1,733	178,121	0.50%
Autodesk, Inc.	Technology	752	173,782	0.48%
Corning, Inc.	Communication services	5,295	171,625	0.48%
American Tower Corp.	Communication services	708	171,236	0.48%
Emera, Inc. (Canada)	Utilities and power	4,168	171,209	0.48%
NRG Energy, Inc.	Utilities and power	5,557	170,817	0.48%
TOTO, Ltd. (Japan)	Basic materials	3,722	170,271	0.47%
General Dynamics Corp.	Capital goods	1,213	167,917	0.47%
Essity AB Class B (Sweden)	Consumer staples	4,917	166,229	0.46%
Loews Corp.	Financials	4,780	166,107	0.46%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$957	$14,000	$4,676	5/11/63	300 bp —	$(3,712)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,868	31,000	10,354	5/11/63	300 bp —	(8,470)
Index						Monthly
CMBX NA BBB–.6	BB+/P	3,828	62,000	20,708	5/11/63	300 bp —	(16,849)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	588	5,000	640	5/11/63	200 bp —	(51)
Index						Monthly
CMBX NA A.6	A/P	8,741	63,000	8,064	5/11/63	200 bp —	698
Index						Monthly

Dynamic Asset Allocation Conservative Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11	BB–/P	$23,165	$41,000	$14,727	11/18/54	500 bp —	$8,472
Index						Monthly
CMBX NA BB.6	B+/P	29,121	203,000	102,150	5/11/63	500 bp —	(72,860)
Index						Monthly
CMBX NA BB.7	B+/P	21,179	415,000	182,559	1/17/47	500 bp —	(161,034)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,111)	1,912,000	244,736	5/11/63	200 bp —	(246,210)
Index						Monthly
CMBX NA BB.7	B+/P	9,898	74,000	32,553	1/17/47	500 bp —	(22,593)
Index						Monthly
CMBX NA BBB–.6	BB+/P	2,819	30,000	10,020	5/11/63	300 bp —	(7,186)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	24,346	308,000	78,725	1/17/47	300 bp —	(54,225)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	192	3,000	384	5/11/63	200 bp —	(191)
Index						Monthly
CMBX NA A.6	A/P	1,900	16,000	2,048	5/11/63	200 bp —	(143)
Index						Monthly
CMBX NA A.6	A/P	(65)	36,000	4,608	5/11/63	200 bp —	(4,661)
Index						Monthly
CMBX NA A.6	A/P	(378)	47,000	6,016	5/11/63	200 bp —	(6,378)
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	6,656	5/11/63	200 bp —	(5,054)
Index						Monthly
CMBX NA A.6	A/P	444	59,000	7,552	5/11/63	200 bp —	(7,088)
Index						Monthly
CMBX NA A.6	A/P	(113)	59,000	7,552	5/11/63	200 bp —	(7,645)
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	18,176	5/11/63	200 bp —	(10,814)
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	18,560	5/11/63	200 bp —	(8,989)
Index						Monthly
CMBX NA A.6	A/P	4,925	157,000	20,096	5/11/63	200 bp —	(15,118)
Index						Monthly
CMBX NA A.6	A/P	19,805	169,000	21,632	5/11/63	200 bp —	(1,771)
Index						Monthly
CMBX NA A.6	A/P	(106)	175,000	22,400	5/11/63	200 bp —	(22,448)
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	26,880	5/11/63	200 bp —	(16,436)
Index						Monthly
CMBX NA A.6	A/P	25,343	218,000	27,904	5/11/63	200 bp —	(2,489)
Index						Monthly
CMBX NA A.6	A/P	5,925	256,000	32,768	5/11/63	200 bp —	(26,757)
Index						Monthly

94 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$8,351	$270,000	$34,560	5/11/63	200 bp —	$(26,119)
Index						Monthly
CMBX NA A.6	A/P	13,842	272,000	34,816	5/11/63	200 bp —	(20,884)
Index						Monthly
CMBX NA A.6	A/P	28,986	481,000	61,568	5/11/63	200 bp —	(32,421)
Index						Monthly
CMBX NA A.7 Index	A-/P	1,462	29,000	3,129	1/17/47	200 bp —	(1,657)
						Monthly
CMBX NA BBB–.6	BB+/P	545	8,000	2,672	5/11/63	300 bp —	(2,123)
Index						Monthly
CMBX NA BBB–.6	BB+/P	678	13,000	4,342	5/11/63	300 bp —	(3,657)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,655	43,000	14,362	5/11/63	300 bp —	(9,685)
Index						Monthly
CMBX NA BBB–.6	BB+/P	2,226	46,000	15,364	5/11/63	300 bp —	(13,115)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,663	54,000	18,036	5/11/63	300 bp —	(13,346)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,992	71,000	23,714	5/11/63	300 bp —	(17,687)
Index						Monthly
CMBX NA BBB–.6	BB+/P	9,260	84,000	28,056	5/11/63	300 bp —	(18,754)
Index						Monthly
CMBX NA BBB–.6	BB+/P	8,439	100,000	33,400	5/11/63	300 bp —	(24,911)
Index						Monthly
CMBX NA BBB–.6	BB+/P	51,397	548,000	183,032	5/11/63	300 bp —	(131,361)
Index						Monthly
CMBX NA BBB–.6	BB+/P	57,205	761,000	254,174	5/11/63	300 bp —	(196,588)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	15,847	1/17/47	300 bp —	(10,517)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	17,381	1/17/47	300 bp —	(11,554)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,289	283,000	72,335	1/17/47	300 bp —	(49,904)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	770	7,000	896	5/11/63	200 bp —	(124)
Index						Monthly
CMBX NA A.6	A/P	6,860	49,000	6,272	5/11/63	200 bp —	604
Index						Monthly
CMBX NA A.6	A/P	305,164	2,347,000	300,416	5/11/63	200 bp —	5,531
Index						Monthly
CMBX NA A.7 Index	A-/P	11,139	254,000	27,407	1/17/47	200 bp —	(16,183)
						Monthly
CMBX NA BB.10	BB–/P	7,783	97,000	43,873	5/11/63	500 bp —	(36,009)
Index						Monthly
CMBX NA BB.7	B+/P	112,621	230,000	101,177	1/17/47	500 bp —	11,635
Index						Monthly

Dynamic Asset Allocation Conservative Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BBB–.6	BB+/P	$7,500	$84,000	$28,056	5/11/63	300 bp —	$(20,514)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.6	B+/P	17,681	72,000	36,230	5/11/63	500 bp —	(18,489)
Index						Monthly
CMBX NA BB.6	B+/P	33,265	135,000	67,932	5/11/63	500 bp —	(34,554)
Index						Monthly
CMBX NA BBB–.6	BB+/P	10,931	165,000	55,110	5/11/63	300 bp —	(44,096)
Index						Monthly
Upfront premium received		958,637	Unrealized appreciation				26,940
Upfront premium (paid)		(2,773)	Unrealized (depreciation)				(1,483,424)
Total		$955,864	Total				$(1,456,484)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$19,746	1/17/47	(200 bp) —	$18,328
					Monthly
CMBX NA BB.10 Index	(4,696)	45,000	20,354	11/17/59	(500 bp) —	15,620
					Monthly
CMBX NA BB.10 Index	(4,167)	38,000	17,187	11/17/59	(500 bp) —	12,989
					Monthly
CMBX NA BB.11 Index	(17,620)	136,000	48,851	11/18/54	(500 bp) —	31,118
					Monthly
CMBX NA BB.11 Index	(4,336)	46,000	16,523	11/18/54	(500 bp) —	12,149
					Monthly
CMBX NA BB.11 Index	(1,787)	26,000	9,339	11/18/54	(500 bp) —	7,530
					Monthly
CMBX NA BB.11 Index	(882)	17,000	6,106	11/18/54	(500 bp) —	5,210
					Monthly
CMBX NA BB.11 Index	(867)	17,000	6,106	11/18/54	(500 bp) —	5,225
					Monthly
CMBX NA BB.12 Index	(86)	1,000	339	8/17/61	(500 bp) —	253
					Monthly
CMBX NA BB.8 Index	(3,725)	30,000	15,045	10/17/57	(500 bp) —	11,295
					Monthly

96 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(35,921)	$348,000	$155,312	9/17/58	(500 bp) —	$119,101
					Monthly
CMBX NA BB.9 Index	(6,258)	97,000	43,291	9/17/58	(500 bp) —	36,952
					Monthly
CMBX NA BB.9 Index	(4,065)	63,000	28,117	9/17/58	(500 bp) —	24,000
					Monthly
CMBX NA BB.9 Index	(1,492)	37,000	16,513	9/17/58	(500 bp) —	14,991
					Monthly
CMBX NA BB.9 Index	(653)	18,000	8,033	9/17/58	(500 bp) —	7,366
					Monthly
CMBX NA BB.9 Index	(589)	15,000	6,695	9/17/58	(500 bp) —	6,093
					Monthly
CMBX NA BBB– .10 Index	(5,167)	21,000	5,151	11/17/59	(300 bp) —	(16)
					Monthly
CMBX NA BBB– .12 Index	(5,301)	26,000	6,144	8/17/61	(300 bp) —	830
					Monthly
CMBX NA BBB– .12 Index	(5,415)	24,000	5,671	8/17/61	(300 bp) —	244
					Monthly
CMBX NA BBB– .12 Index	(2,243)	11,000	2,599	8/17/61	(300 bp) —	351
					Monthly
CMBX NA BBB–.10 Index	(39,624)	133,000	32,625	11/17/59	(300 bp) —	(7,065)
					Monthly
CMBX NA BBB–.11 Index	(21,978)	67,000	15,162	11/18/54	(300 bp) —	(6,850)
					Monthly
CMBX NA BBB–.11 Index	(14,389)	44,000	9,957	11/18/54	(300 bp) —	(4,454)
					Monthly
CMBX NA BBB–.11 Index	(13,783)	43,000	9,731	11/18/54	(300 bp) —	(4,074)
					Monthly
CMBX NA BBB–.11 Index	(5,172)	36,000	8,147	11/18/54	(300 bp) —	2,957
					Monthly
CMBX NA BBB–.11 Index	(10,783)	33,000	7,468	11/18/54	(300 bp) —	(3,331)
					Monthly
CMBX NA BBB–.11 Index	(4,710)	32,000	7,242	11/18/54	(300 bp) —	2,516
					Monthly
CMBX NA BBB–.11 Index	(4,710)	32,000	7,242	11/18/54	(300 bp) —	2,516
					Monthly
CMBX NA BBB–.11 Index	(2,413)	12,000	2,716	11/18/54	(300 bp) —	296
					Monthly
CMBX NA BBB–.12 Index	(90,837)	288,000	68,054	8/17/61	(300 bp) —	(22,927)
					Monthly
CMBX NA BBB–.12 Index	(34,504)	101,000	23,866	8/17/61	(300 bp) —	(10,689)
					Monthly
CMBX NA BBB–.12 Index	(22,848)	65,000	15,360	8/17/61	(300 bp) —	(7,521)
					Monthly
CMBX NA BBB–.12 Index	(22,907)	65,000	15,360	8/17/61	(300 bp) —	(7,580)
					Monthly

Dynamic Asset Allocation Conservative Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.12 Index	$(19,380)	$58,000	$13,705	8/17/61	(300 bp) —	$(5,704)
					Monthly
CMBX NA BBB–.12 Index	(14,363)	43,000	10,161	8/17/61	(300 bp) —	(4,223)
					Monthly
CMBX NA BBB–.12 Index	(7,610)	40,000	9,452	8/17/61	(300 bp) —	1,822
					Monthly
CMBX NA BBB–.12 Index	(4,912)	29,000	6,853	8/17/61	(300 bp) —	1,926
					Monthly
CMBX NA BBB–.9 Index	(9,937)	42,000	11,054	9/17/58	(300 bp) —	1,097
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(12,542)	94,000	42,516	11/17/59	(500 bp) —	29,896
					Monthly
CMBX NA BB.10 Index	(11,178)	94,000	42,516	11/17/59	(500 bp) —	31,260
					Monthly
CMBX NA BB.10 Index	(6,091)	49,000	22,163	11/17/59	(500 bp) —	16,031
					Monthly
CMBX NA BB.7 Index	(53,129)	323,000	142,088	1/17/47	(500 bp) —	88,689
					Monthly
CMBX NA BB.7 Index	(31,728)	172,000	75,663	1/17/47	(500 bp) —	43,791
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	60,887	5/11/63	(500 bp) —	58,651
					Monthly
CMBX NA BB.8 Index	(2,804)	16,000	8,024	10/17/57	(500 bp) —	5,207
					Monthly
CMBX NA BB.9 Index	(33,583)	335,000	149,511	9/17/58	(500 bp) —	115,649
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	85,000	42,772	5/11/63	(500 bp) —	34,006
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	10,118	1/17/47	(500 bp) —	6,618
					Monthly
CMBX NA BB.12 Index	(7,323)	20,000	6,788	8/17/61	(500 bp) —	(552)
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	62,397	5/11/63	(500 bp) —	44,176
					Monthly
CMBX NA BB.7 Index	(48,016)	284,000	124,932	1/17/47	(500 bp) —	76,679
					Monthly
CMBX NA BB.7 Index	(50,559)	249,000	109,535	1/17/47	(500 bp) —	58,768
					Monthly
CMBX NA BB.7 Index	(2,949)	18,000	7,918	1/17/47	(500 bp) —	4,954
					Monthly
CMBX NA BB.8 Index	(1,699)	15,000	7,523	10/17/57	(500 bp) —	5,811
					Monthly
CMBX NA BB.9 Index	(544)	14,000	6,248	9/17/58	(500 bp) —	5,693
					Monthly

98 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(602)	$5,000	$2,232	9/17/58	(500 bp) —	$1,626
					Monthly
CMBX NA BB.9 Index	(595)	5,000	2,232	9/17/58	(500 bp) —	1,632
					Monthly
CMBX NA BBB–.11 Index	(3,581)	23,000	5,205	11/18/54	(300 bp) —	1,612
					Monthly
CMBX NA BBB–.12 Index	(18,237)	54,000	12,760	8/17/61	(300 bp) —	(5,504)
					Monthly
CMBX NA BBB–.6 Index	(6,354)	127,000	42,418	5/11/63	(300 bp) —	36,001
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(66,537)	122,000	43,822	11/18/54	(500 bp) —	(22,816)
					Monthly
CMBX NA BB.11 Index	(26,255)	51,000	25,663	5/11/63	(500 bp) —	(634)
					Monthly
CMBX NA BB.12 Index	(57,668)	105,000	35,637	8/17/61	(500 bp) —	(22,118)
					Monthly
CMBX NA BBB– .12 Index	(5,097)	25,000	5,908	8/17/61	(300 bp) —	798
					Monthly
CMBX NA BBB–.10 Index	(13,804)	49,000	12,020	11/17/59	(300 bp) —	(1,809)
					Monthly
CMBX NA BBB–.10 Index	(13,109)	44,000	10,793	11/17/59	(300 bp) —	(2,337)
					Monthly
CMBX NA BBB–.11 Index	(26,408)	131,000	29,645	11/18/54	(300 bp) —	3,172
					Monthly
CMBX NA BBB–.11 Index	(20,310)	63,000	14,257	11/18/54	(300 bp) —	(6,085)
					Monthly
CMBX NA BBB–.11 Index	(19,801)	63,000	14,257	11/18/54	(300 bp) —	(5,576)
					Monthly
CMBX NA BBB–.11 Index	(10,058)	32,000	7,242	11/18/54	(300 bp) —	(2,832)
					Monthly
CMBX NA BBB–.11 Index	(10,044)	32,000	7,242	11/18/54	(300 bp) —	(2,818)
					Monthly
CMBX NA BBB–.12 Index	(13,604)	41,000	9,688	8/17/61	(300 bp) —	(3,936)
					Monthly
CMBX NA BBB–.12 Index	(6,635)	19,000	4,490	8/17/61	(300 bp) —	(2,155)
					Monthly
CMBX NA BBB–.6 Index	(63,940)	200,000	66,800	5/11/63	(300 bp) —	2,760
					Monthly
CMBX NA BBB–.7 Index	(98,131)	418,000	106,841	1/17/47	(300 bp) —	8,501
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	40,707	11/17/59	(500 bp) —	35,511
					Monthly
CMBX NA BB.11 Index	(45,964)	93,000	33,406	11/18/54	(500 bp) —	(12,636)
					Monthly

Dynamic Asset Allocation Conservative Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BB.9 Index	$(5,532)	$142,000	$63,375	9/17/58	(500 bp) —	$57,724
					Monthly
CMBX NA BBB– .10 Index	(10,400)	48,000	11,774	11/17/59	(300 bp) —	1,350
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	7,412	1/17/47	(300 bp) —	5,021
					Monthly
CMBX NA BBB–.9 Index	(5,928)	32,000	8,422	9/17/58	(300 bp) —	2,478
					Monthly
CMBX NA BBB–.9 Index	(5,928)	32,000	8,422	9/17/58	(300 bp) —	2,478
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,030)	69,000	17,636	1/17/47	(300 bp) —	10,571
					Monthly
CMBX NA BB.10 Index	(4,719)	45,000	20,354	11/17/59	(500 bp) —	15,597
					Monthly
CMBX NA BB.11 Index	(2,478)	26,000	9,339	11/18/54	(500 bp) —	6,840
					Monthly
CMBX NA BB.12 Index	(19,200)	32,000	10,861	8/17/61	(500 bp) —	(8,366)
					Monthly
CMBX NA BB.12 Index	(917)	13,000	4,412	8/17/61	(500 bp) —	3,484
					Monthly
CMBX NA BB.12 Index	(735)	9,000	3,055	9/17/58	(500 bp) —	2,312
					Monthly
CMBX NA BB.7 Index	(5,206)	27,000	11,877	1/17/47	(500 bp) —	6,648
					Monthly
CMBX NA BB.9 Index	(1,289)	26,000	11,604	9/17/58	(500 bp) —	10,293
					Monthly
CMBX NA BB.9 Index	(1,758)	20,000	8,926	9/17/58	(500 bp) —	7,151
					Monthly
CMBX NA BB.9 Index	(547)	14,000	6,248	9/17/58	(500 bp) —	5,689
					Monthly
CMBX NA BB.9 Index	(1,213)	10,000	4,463	9/17/58	(500 bp) —	3,242
					Monthly
CMBX NA BB.9 Index	(362)	9,000	4,017	9/17/58	(500 bp) —	3,647
					Monthly
CMBX NA BB.9 Index	(606)	5,000	2,232	9/17/58	(500 bp) —	1,621
					Monthly
CMBX NA BB.9 Index	(246)	4,000	1,785	9/17/58	(500 bp) —	1,536
					Monthly
CMBX NA BB.9 Index	(243)	4,000	1,785	9/17/58	(500 bp) —	1,539
					Monthly
CMBX NA BB.9 Index	(225)	3,000	1,339	9/17/58	(500 bp) —	1,111
					Monthly
CMBX NA BBB– .12 Index	(10,452)	46,000	10,870	8/17/61	(300 bp) —	395
					Monthly
CMBX NA BBB– .12 Index	(6,832)	33,000	7,798	8/17/61	(300 bp) —	949
					Monthly

100 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB– .12 Index	$(3,339)	$16,000	$3,781	8/17/61	(300 bp) —	$434
					Monthly
CMBX NA BBB– .12 Index	(3,339)	16,000	3,781	8/17/61	(300 bp) —	434
					Monthly
CMBX NA BBB–.11 Index	(20,532)	65,000	14,710	11/18/54	(300 bp) —	(5,855)
					Monthly
CMBX NA BBB–.11 Index	(19,939)	63,000	14,257	11/18/54	(300 bp) —	(5,714)
					Monthly
CMBX NA BBB–.11 Index	(6,925)	44,000	9,957	11/18/54	(300 bp) —	3,010
					Monthly
CMBX NA BBB–.11 Index	(9,987)	32,000	7,242	11/18/54	(300 bp) —	(2,762)
					Monthly
CMBX NA BBB–.11 Index	(1,408)	7,000	1,584	11/18/54	(300 bp) —	173
					Monthly
CMBX NA BBB–.12 Index	(8,856)	43,000	10,161	8/17/61	(300 bp) —	1,284
					Monthly
CMBX NA BBB–.12 Index	(10,635)	32,000	7,562	8/17/61	(300 bp) —	(3,089)
					Monthly
CMBX NA BBB–.12 Index	(3,764)	20,000	4,726	8/17/61	(300 bp) —	952
					Monthly
CMBX NA BBB–.9 Index	(2,764)	18,000	4,738	9/17/58	(300 bp) —	1,965
					Monthly
Upfront premium received	—	Unrealized appreciation				1,220,195
Upfront premium (paid)	(1,463,626)	Unrealized (depreciation)				(202,028)
Total	$(1,463,626)	Total				$1,018,167

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 35	B+/P	$(941,752)	$22,955,000	$940,558	12/20/25	500 bp —	$(1,193)
Index						Quarterly
NA IG Series 35	BBB+/P	(2,389,363)	115,000,000	2,396,715	12/20/25	100 bp —	10,545
Index						Quarterly
Total		$(3,331,115)					$9,352

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 101

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$9,712,849	$8,389,474	$—
Capital goods	25,519,034	4,648,419	—
Communication services	22,254,334	3,156,593	—
Conglomerates	3,214,137	62,310	—
Consumer cyclicals	59,743,650	13,920,537	—
Consumer staples	26,436,126	10,600,359	—
Energy	5,652,009	2,186,058	—
Financials	43,477,147	15,727,395	—
Health care	53,297,019	9,313,658	—
Technology	138,546,148	7,500,198	—
Transportation	6,909,425	1,847,935	—
Utilities and power	13,088,873	2,024,008	—
Total common stocks	407,850,751	79,376,944	—

Asset-backed securities	—	7,146,784	—
Convertible bonds and notes	—	121,725	—
Convertible preferred stocks	610,674	—	—
Corporate bonds and notes	—	273,399,881	81
Foreign government and agency bonds and notes	—	11,659,535	—
Mortgage-backed securities	—	47,846,855	—
Preferred stocks	—	878,089	—
Purchased options outstanding	—	492,864	—
Senior loans	—	1,925,877	—
U.S. government and agency mortgage obligations	—	339,289,103	—
U.S. treasury obligations	—	336,038	—
Warrants	1,203	—	—
Short-term investments	157,553,383	32,577,059	—
Totals by level	$566,016,011	$795,050,754	$81

102 Dynamic Asset Allocation Conservative Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$280,564	$—
Futures contracts	(317,948)	—	—
Written options outstanding	—	(162,758)	—
TBA sale commitments	—	(76,546,484)	—
Interest rate swap contracts	—	(136,410)	—
Total return swap contracts	—	(329,592)	—
Credit default contracts	—	3,409,912	—
Totals by level	$(317,948)	$(73,484,768)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 103

Statement of assets and liabilities 9/30/20

ASSETS
Investment in securities, at value, including $4,013,757 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,072,142,256)	$1,199,893,873
Affiliated issuers (identified cost $161,172,973) (Notes 1 and 5)	161,172,973
Cash	8,265
Foreign currency (cost $33,614) (Note 1)	30,050
Dividends, interest and other receivables	4,487,832
Receivable for shares of the fund sold	3,009,978
Receivable for investments sold	1,966,737
Receivable for sales of delayed delivery securities (Note 1)	308,525
Receivable for sales of TBA securities (Note 1)	29,420,559
Receivable for variation margin on futures contracts (Note 1)	328,393
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,976,203
Unrealized appreciation on forward currency contracts (Note 1)	773,342
Unrealized appreciation on OTC swap contracts (Note 1)	2,110,117
Premium paid on OTC swap contracts (Note 1)	1,466,399
Prepaid assets	41,620
Total assets	1,406,994,866

LIABILITIES
Payable for investments purchased	1,905,417
Payable for purchases of delayed delivery securities (Note 1)	4,708,642
Payable for purchases of TBA securities (Note 1)	206,908,813
Payable for shares of the fund repurchased	2,704,534
Payable for compensation of Manager (Note 2)	466,852
Payable for custodian fees (Note 2)	111,446
Payable for investor servicing fees (Note 2)	206,786
Payable for Trustee compensation and expenses (Note 2)	200,334
Payable for administrative services (Note 2)	3,661
Payable for distribution fees (Note 2)	385,058
Payable for variation margin on futures contracts (Note 1)	1,576,183
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,412,603
Unrealized depreciation on OTC swap contracts (Note 1)	2,878,026
Premium received on OTC swap contracts (Note 1)	958,637
Unrealized depreciation on forward currency contracts (Note 1)	492,778
Written options outstanding, at value (premiums $412,026) (Note 1)	162,758
TBA sale commitments, at value (proceeds receivable $76,503,047) (Note 1)	76,546,484
Collateral on securities loaned, at value (Note 1)	4,149,590
Collateral on certain derivative contracts, at value (Notes 1 and 9)	897,037
Other accrued expenses	242,668
Total liabilities	307,918,307

Net assets	$1,099,076,559

(Continued on next page)

104 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$957,613,116
Total distributable earnings (Note 1)	141,463,443
Total — Representing net assets applicable to capital shares outstanding	$1,099,076,559

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($447,803,377 divided by 39,914,950 shares)	$11.22
Offering price per class A share (100/94.25 of $11.22)*	$11.90
Net asset value and offering price per class B share ($9,046,530 divided by 813,511 shares)**	$11.12
Net asset value and offering price per class C share ($101,749,735 divided by 9,200,695 shares)**	$11.06
Net asset value, offering price and redemption price per class P share
($170,539,098 divided by 15,144,683 shares)	$11.26
Net asset value, offering price and redemption price per class R share
($9,223,472 divided by 797,442 shares)	$11.57
Net asset value, offering price and redemption price per class R5 share
($4,663,696 divided by 414,082 shares)	$11.26
Net asset value, offering price and redemption price per class R6 share
($119,654,391 divided by 10,613,525 shares)	$11.27
Net asset value, offering price and redemption price per class Y share
($236,396,260 divided by 20,976,736 shares)	$11.27

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 105

Statement of operations Year ended 9/30/20

INVESTMENT INCOME
Interest (including interest income of $1,993,431 from investments in affiliated issuers) (Note 5)	$17,387,978
Dividends (net of foreign tax of $176,192)	9,469,348
Securities lending (net of expenses) (Notes 1 and 5)	17,316
Total investment income	26,874,642

EXPENSES
Compensation of Manager (Note 2)	5,672,748
Investor servicing fees (Note 2)	1,317,733
Custodian fees (Note 2)	101,946
Trustee compensation and expenses (Note 2)	45,266
Distribution fees (Note 2)	2,311,193
Administrative services (Note 2)	28,739
Other	480,029
Total expenses	9,957,654
Expense reduction (Note 2)	(4,090)
Net expenses	9,953,564

Net investment income	16,921,078

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,256,080
Net increase from payments by affiliates (Note 2)	4,384
Foreign currency transactions (Note 1)	2,016
Forward currency contracts (Note 1)	(638,085)
Futures contracts (Note 1)	7,840,769
Swap contracts (Note 1)	663,598
Written options (Note 1)	(431,604)
Total net realized gain	9,697,158
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	44,610,262
Assets and liabilities in foreign currencies	12,869
Forward currency contracts	533,524
Futures contracts	525,756
Swap contracts	(1,632,763)
Written options	138,237
Total change in net unrealized appreciation	44,187,885

Net gain on investments	53,885,043

Net increase in net assets resulting from operations	$70,806,121

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/20	Year ended 9/30/19
Operations
Net investment income	$16,921,078	$22,506,304
Net realized gain on investments
and foreign currency transactions	9,697,158	252,928
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	44,187,885	19,203,612
Net increase in net assets resulting from operations	70,806,121	41,962,844
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,916,664)	(9,805,205)
Class B	(129,587)	(174,645)
Class C	(1,349,241)	(1,514,089)
Class M	(22,344)	(127,457)
Class P	(3,667,103)	(3,039,838)
Class R	(173,642)	(181,709)
Class R5	(120,094)	(131,370)
Class R6	(3,040,562)	(2,664,129)
Class Y	(5,240,388)	(5,017,574)
From net realized long-term gain on investments
Class A	(1,364,560)	(12,171,725)
Class B	(31,987)	(369,041)
Class C	(311,911)	(2,938,732)
Class M	—	(200,959)
Class P	(424,679)	(3,099,098)
Class R	(29,750)	(261,554)
Class R5	(16,121)	(149,195)
Class R6	(390,705)	(2,745,207)
Class Y	(647,620)	(5,603,324)
Increase (decrease) from capital share transactions (Note 4)	(47,802,203)	10,445,580
Total increase (decrease) in net assets	(2,873,040)	2,213,573

NET ASSETS
Beginning of year	1,101,949,599	1,099,736,026
End of year	$1,099,076,559	$1,101,949,599

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 107

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2020	$10.76	.16	.55	.71	(.22)	(.03)	(.25)	$11.22	6.70	$447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[e]	1.44[e]	614
Class B
September 30, 2020	$10.67	.08	.54	.62	(.14)	(.03)	(.17)	$11.12	5.87	$9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[e]	.68[e]	614
Class C
September 30, 2020	$10.61	.08	.54	.62	(.14)	(.03)	(.17)	$11.06	5.92	$101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[e]	.68[e]	614
Class P
September 30, 2020	$10.80	.20	.55	.75	(.26)	(.03)	(.29)	$11.26	7.10	$170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
September 30, 2020	$11.08	.14	.57	.71	(.19)	(.03)	(.22)	$11.57	6.51	$9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[e]	1.16[e]	614
Class R5
September 30, 2020	$10.80	.19	.55	.74	(.25)	(.03)	(.28)	$11.26	6.99	$4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[e]	1.74[e]	614

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 109

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2020	$10.81	.20	.55	.75	(.26)	(.03)	(.29)	$11.27	7.04	$119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[e]	1.78[e]	614
Class Y
September 30, 2020	$10.80	.19	.55	.74	(.24)	(.03)	(.27)	$11.27	7.02	$236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[e]	1.68[e]	614

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 111

Notes to financial statements 9/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through September 30, 2020.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

112 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Conservative Fund 113

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

114 Dynamic Asset Allocation Conservative Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

Dynamic Asset Allocation Conservative Fund 115

clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

116 Dynamic Asset Allocation Conservative Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $123,194 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Dynamic Asset Allocation Conservative Fund 117

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $981,578 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,021,819 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,149,590 and the value of securities loaned amounted to $4,013,757.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

118 Dynamic Asset Allocation Conservative Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,610,528 to decrease undistributed net investment income and $2,610,528 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$141,364,107
Unrealized depreciation	(27,475,197)
Net unrealized appreciation	113,888,910
Undistributed ordinary income	5,001,283
Undistributed long-term gain	12,415,395
Undistributed short-term gain	10,404,367
Cost for federal income tax purposes	$1,173,375,220

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.518% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or

Dynamic Asset Allocation Conservative Fund 119

PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $4,384 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$677,762	Class R	15,665
Class B	15,457	Class R5	6,278
Class C	158,585	Class R6	64,543
Class M	1,909	Class Y	362,158
Class P	15,376	Total	$1,317,733

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,811 under the expense offset arrangements and by $279 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $784, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

120 Dynamic Asset Allocation Conservative Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,110,370
Class B	1.00%	1.00%	101,176
Class C	1.00%	1.00%	1,039,127
ClassM*	1.00%	0.75%	9,264
Class R	1.00%	0.50%	51,256
Total			$2,311,193

* Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $57,157 and $15 from the sale of class A and class M shares, respectively, and received $913 and $1,696 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $103 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,120,648,126	$4,061,700,784
U.S. government securities (Long-term)	—	—
Total	$4,120,648,126	$4,061,700,784

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Conservative Fund 121

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	6,639,226	$72,074,146	5,884,305	$61,566,512
Shares issued in connection with
reinvestment of distributions	918,566	9,921,588	2,073,426	21,150,429
	7,557,792	81,995,734	7,957,731	82,716,941
Shares repurchased	(11,588,070)	(125,091,264)	(8,725,599)	(91,544,472)
Net decrease	(4,030,278)	$(43,095,530)	(767,868)	$(8,827,531)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	47,005	$511,921	65,787	$683,238
Shares issued in connection with
reinvestment of distributions	13,330	142,519	48,863	490,827
	60,335	654,440	114,650	1,174,065
Shares repurchased	(335,254)	(3,611,675)	(474,201)	(4,915,652)
Net decrease	(274,919)	$(2,957,235)	(359,551)	$(3,741,587)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,493,794	$15,960,590	1,703,851	$17,572,198
Shares issued in connection with
reinvestment of distributions	150,113	1,597,686	426,265	4,265,810
	1,643,907	17,558,276	2,130,116	21,838,008
Shares repurchased	(2,677,181)	(28,470,753)	(2,876,826)	(29,725,263)
Net decrease	(1,033,274)	$(10,912,477)	(746,710)	$(7,887,255)

	YEAR ENDED 9/30/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	1,842	$19,564	127,266	$1,294,421
Shares issued in connection with
reinvestment of distributions	2,074	22,039	32,116	322,820
	3,916	41,603	159,382	1,617,241
Shares repurchased	(749,684)	(8,021,268)	(153,648)	(1,587,478)
Net increase (decrease)	(745,768)	$(7,979,665)	5,734	$29,763

122 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class P	Shares	Amount	Shares	Amount
Shares sold	6,716,194	$73,397,737	5,293,038	$55,981,653
Shares issued in connection with
reinvestment of distributions	377,448	4,091,782	598,695	6,138,936
	7,093,642	77,489,519	5,891,733	62,120,589
Shares repurchased	(5,299,782)	(57,677,250)	(3,602,341)	(37,940,924)
Net increase	1,793,860	$19,812,269	2,289,392	$24,179,665

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	199,225	$2,230,485	230,886	$2,490,620
Shares issued in connection with
reinvestment of distributions	17,430	193,941	38,773	406,555
	216,655	2,424,426	269,659	2,897,175
Shares repurchased	(362,193)	(4,095,628)	(258,725)	(2,784,358)
Net increase (decrease)	(145,538)	$(1,671,202)	10,934	$112,817

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	45,875	$499,997	76,693	$812,361
Shares issued in connection with
reinvestment of distributions	12,572	136,215	27,386	280,565
	58,447	636,212	104,079	1,092,926
Shares repurchased	(179,559)	(1,942,061)	(87,506)	(904,206)
Net increase (decrease)	(121,112)	$(1,305,849)	16,573	$188,720

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,666,484	$50,488,104	3,130,445	$32,939,741
Shares issued in connection with
reinvestment of distributions	316,522	3,431,267	526,801	5,409,336
	4,983,006	53,919,371	3,657,246	38,349,077
Shares repurchased	(5,143,839)	(55,804,971)	(2,645,588)	(27,902,616)
Net increase (decrease)	(160,833)	$(1,885,600)	1,011,658	$10,446,461

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	8,679,853	$94,145,871	4,743,271	$49,899,114
Shares issued in connection with
reinvestment of distributions	507,796	5,508,996	987,724	10,124,065
	9,187,649	99,654,867	5,730,995	60,023,179
Shares repurchased	(8,957,209)	(97,461,781)	(6,108,405)	(64,078,652)
Net increase (decrease)	230,440	$2,193,086	(377,410)	$(4,055,473)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Dynamic Asset Allocation Conservative Fund 123

At the close of the reporting period, the Putnam RetirementReady Funds owned 15.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 9/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,793,600	$54,986,870	$53,630,880	$33,351	$4,149,590
Putnam Short Term
Investment Fund**	139,776,994	436,635,534	419,389,145	1,993,431	157,023,383
Total Short-term
investments	$142,570,594	$491,622,404	$473,020,025	$2,026,782	$161,172,973

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

124 Dynamic Asset Allocation Conservative Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$46,600,000
Written currency option contracts (contract amount)	$38,200,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$124,100,000
Centrally cleared interest rate swap contracts (notional)	$188,100,000
OTC total return swap contracts (notional)	$112,400,000
OTC credit default contracts (notional)	$19,200,000
Centrally cleared credit default contracts (notional)	$111,300,000
Warrants (number of warrants)	90

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$5,822,260*	Unrealized depreciation	$2,412,348
Foreign exchange
contracts	Investments, Receivables	1,266,206	Payables	655,536
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,543,878*	Unrealized depreciation	2,152,537*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	405,193*	Unrealized depreciation	579,281*
Total		$9,037,537		$5,799,702

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 125

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,298,418	$1,298,418
Foreign exchange contracts	(7,496)	—	(638,085)	—	(645,581)
Equity contracts	—	(9,099,235)	—	(1,649,629)	(10,748,864)
Interest rate contracts	—	16,940,004	—	1,014,809	17,954,813
Total	$(7,496)	$7,840,769	$(638,085)	$663,598	$7,858,786

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(541,524)	$(541,524)
Foreign exchange
contracts	—	(138,764)	—	533,524	—	$394,760
Equity contracts	(784)	—	(1,721,950)	—	(889,762)	$(2,612,496)
Interest rate
contracts	—	—	2,247,706	—	(201,477)	$2,046,229
Total	$(784)	$(138,764)	$525,756	$533,524	$(1,632,763)	$(713,031)

126 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 127

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 933,868	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 933,868
OTC Total return
swap contracts*#	—	3,629	—	—	156,618	—	201	702,534	—	—	—	—	—	—	—	—	—	—	862,982
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	709,828	542,365	442,272	—	—	393,516	173,175	220,637	—	—	—	—	—	2,481,793
Centrally cleared credit
default contracts§	—	—	1,042,335	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,042,335
Futures contracts§	—	—	—	214,995	—	—	—	—	—	—	113,398	—	—	—	—	—	—	—	328,393
Forward currency contracts#	25,495	55,756	—	—	33,862	—	13,923	24,143	56,393	55,264	—	—	22,010	144,525	189,248	51,217	65,996	35,510	773,342
Purchased options**#	166,930	—	—	—	—	—	26,086	170,037	47,873	—	—	—	35,208	—	—	—	46,730	—	492,864
Total Assets	$192,425	$59,385	$1,976,203	$214,995	$190,480	$709,828	$582,575	$1,338,986	$104,266	$55,264	$506,914	$173,175	$277,855	$144,525	$189,248	$51,217	$112,726	$35,510	$6,915,577
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,074,863	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,074,863
OTC Total return
swap contracts*#	—	1,490	—	—	215,128	—	—	975,529	—	—	427	—	—	—	—	—	—	—	1,192,574
OTC Credit default
contracts — protection sold*#	35,684	—	—	—	—	307,569	365,166	1,038,016	—	—	478,883	28,014	159,016	—	—	—	—	—	2,412,348
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	1,337,740	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,337,740
Futures contracts§	—	—	—	884,122	—	—	—	—	—	—	692,061	—	—	—	—	—	—	—	1,576,183
Forward currency contracts#	49,541	8,455	—	—	41,584	—	8,463	87,872	12,700	76,664	—	—	27,196	413	101,009	20,452	44,503	13,926	492,778
Written options#	58,584	—	—	—	—	—	8,783	45,721	12,352	—	—	—	18,567	—	—	—	18,751	—	162,758
Total Liabilities	$143,809	$9,945	$2,412,603	$884,122	$256,712	$307,569	$382,412	$2,147,138	$25,052	$76,664	$1,171,371	$28,014	$204,779	$413	$101,009	$20,452	$63,254	$13,926	$8,249,244
Total Financial and
Derivative Net Assets	$48,616	$49,440	$(436,400)	$(669,127)	$(66,232)	$402,259	$200,163	$(808,152)	$79,214	$(21,400)	$(664,457)	$145,161	$73,076	$144,112	$88,239	$30,765	$49,472	$21,584	$(1,333,667)
Total collateral
received (pledged†##	$20,000	$—	$—	$—	$—	$300,000	$110,000	$(808,152)	$79,214	$—	$(161,970)	$122,846	$10,000	$110,000	$88,239	$—	$49,472	$—
Net amount	$28,616	$49,440	$(436,400)	$(669,127)	$(66,232)	$102,259	$90,163	$—	$—	$(21,400)	$(502,487)	$22,315	$63,076	$34,112	$—	$30,765	$—	$21,584

128 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 129

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral
received (including
TBA commitments)**	$20,000	$—	$—	$—	$—	$300,000	$110,000	$—	$103,607	$—	$—	$122,846	$10,000	$110,000	$120,584	$—	$—	$—	$897,037
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$123,194	$—	$123,194
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$(859,849)	$—	$—	$(161,970)	$—	$—	$—	$—	$—	$—	$—	$(1,021,819)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $17,148,553 and $7,985,959, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

130 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 131

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $13,749,754 as a capital gain dividend with respect to the taxable year ended September 30, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 21.26% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 29.85%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,213,085 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

132 Dynamic Asset Allocation Conservative Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private Investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Dynamic Asset Allocation Conservative Fund 133

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

134 Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Conservative Fund 135

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

136 Dynamic Asset Allocation Conservative Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund 137

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

138 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

Dynamic Asset Allocation Conservative Fund 139

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

140 Dynamic Asset Allocation Conservative Fund

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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AN060 323212 11/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2020	$140,713	$ —	$17,704	$ —
September 30, 2019	$158,852	$ —	$28,288	$ —

For the fiscal years ended September 30, 2020 and September 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $363,546 and $575,272 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2020	$ —	$345,842	$ —	$ —
September 30, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 23, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 23, 2020